SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                               HOMEFED CORPORATION
                 -----------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:


NY2:\1408364\16\%6P816!.DOC\64909.0001

                               HOMEFED CORPORATION

                                1903 WRIGHT PLACE
                                    SUITE 220
                           CARLSBAD, CALIFORNIA 92008
                             _______________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 24, 2004
                            ________________________

                                  July 30, 2004

To Our Stockholders:

           You are cordially invited to attend the Annual Meeting of Stockholders of HomeFed Corporation to be held on August 24, 2004, at 1:30 p.m., at Grand Pacific Palisades Resort and Hotel, 5805 Armada Drive, Carlsbad, California 92008, in the Terrace Room:

           1. To consider and vote on a proposal to elect six directors;

           2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the Consolidated Financial Statements of our company and our subsidiaries for the year ended December 31, 2004;

           3. To consider and vote on a proposal to amend our 1999 stock incentive plan to increase the number of shares of our common stock available for issuance under the plan by 300,000 shares; and

           4. To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

           We will be conducting a tour of our San Elijo Hills project, for interested stockholders. The tour will begin at 10:30 a.m. on the morning of the meeting and will last approximately two hours. The tour will depart from the Grand Pacific Palisades Resort and Hotel. If you would like to reserve a place on the tour for you and one invited guest, or need directions to the hotel, please call Alison Donley at (760) 918-8200, extension 241, before August 17, 2004.

           Only holders of record of our common stock at the close of business on July 7, 2004 will be entitled to notice of and to vote at the meeting. Please vote your shares, either (i) by signing, dating and mailing the enclosed proxy card in the accompanying postage prepaid envelope, (ii) by telephone using the toll-free telephone number printed on the proxy card, or (iii) by the Internet, using the instructions printed on the proxy card. This will assure that your shares are represented at the meeting.

                                        By Order of the Board of Directors.

                                               CORINNE A. MAKI
                                               Secretary

                               HOMEFED CORPORATION

                                1903 WRIGHT PLACE
                                    SUITE 220
                           CARLSBAD, CALIFORNIA 92008
                             _______________________

                                 PROXY STATEMENT
                             _______________________

                         ANNUAL MEETING OF STOCKHOLDERS
                             _______________________
                                                                   July 30, 2004

           This proxy statement is being furnished to the stockholders of HomeFed Corporation, a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders of our company to be held on August 24, 2004 and at any adjournments or postponements thereof.

           At the meeting, stockholders will be asked:

           1. To consider and vote on a proposal to elect six directors;

           2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the Consolidated Financial Statements of our company and our subsidiaries for the year ended December 31, 2004;

           3. To consider and vote on a proposal to amend our 1999 stock incentive plan to increase the number of shares of our common stock available for issuance under the plan by 300,000 shares; and

           4. To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

           The Board of Directors has fixed the close of business on July 7, 2004 as the record date for the determination of the holders of our common stock entitled to notice of and to vote at the meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the meeting and may vote in person or by proxy by completing the enclosed proxy card and returning it in the enclosed postage prepaid envelope or, as indicated on the proxy card, by Internet or telephone voting. At the close of business on July 7, 2004, there were 8,257,959 shares of common stock entitled to vote.

           This proxy statement and the accompanying form of proxy are first being sent to holders of our common stock on or about July 30, 2004.

                                   THE MEETING

DATE, TIME, PLACE

         The annual meeting will be held on August 24, 2004, at 1:30 p.m., local time, at Grand Pacific Palisades Resort and Hotel, 5805 Armada Drive, Carlsbad, California 92008, in the Terrace Room.

MATTERS TO BE CONSIDERED

         At the meeting, stockholders will be asked to consider and vote to elect six directors, to ratify the selection of independent auditors and to consider and vote on a proposal to amend our company's 1999 stock incentive plan. See "ELECTION OF DIRECTORS," "RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS," and "PROPOSED AMENDMENT TO THE 1999 STOCK INCENTIVE PLAN." The Board of Directors knows of no matters that are to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

         Stockholders as of the record date, i.e., the close of business on July 7, 2004, are entitled to notice of and to vote at the meeting. As of the record date, there were 8,257,959 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote.

REQUIRED VOTES

         Election of Directors. Under Delaware law, the affirmative vote of the holders of a plurality of shares of common stock voting on this matter is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. For purposes of the election of directors, abstentions and broker non-votes will each be included in the determination of the number of shares present for purposes of constituting a quorum, but will not be counted as shares voting on the matter (and will have no effect on the result of the vote).

         Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors is being submitted to stockholders because the Board of Directors believes that such action follows sound corporate practice and is in the best interests of the stockholders. If the stockholders do not ratify the selection by the affirmative vote of a majority of the votes cast by the holders of our common stock present at the meeting and entitled to vote on this matter, the selection of independent auditors will be reconsidered by the Audit Committee of the Board of Directors. If the stockholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the year if the Audit Committee believes that such a change would be in our and our stockholders' best interests. For purposes of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors, abstentions and broker non-votes will each be included in the determination of the number of shares present for purposes of constituting a quorum, but will not be counted as votes cast (and will have no effect on the result of the vote).

         Amendment of the 1999 Stock Incentive Plan. The affirmative vote of the holders of a majority of the shares of our common stock present at the meeting and entitled to vote on this matter will be required to approve the amendment of our 1999 stock incentive plan. For purposes of amending our 1999 stock incentive plan, abstentions and broker non-votes will have the same effect as a vote against amending the 1999 stock incentive plan.

         Other Matters. If any other matters are properly presented at the meeting for action, including a question of adjourning or postponing the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

         Joseph S. Steinberg, Chairman of our Board of Directors, beneficially owns 720,077 shares of our common stock or approximately 8.7% of our common stock outstanding at the record date; and trusts for the benefit of Mr. Steinberg's children collectively beneficially own 89,325 shares of our common stock or approximately 1.1% of our common stock outstanding at the record date. Mr. Steinberg disclaims beneficial ownership of our common stock held by this trust. Ian M. Cumming, a director of our company, beneficially owns 773,409 shares of our common stock or approximately 9.4% of our common stock outstanding at the record date. Leucadia National Corporation (together with its subsidiaries, "Leucadia") is the beneficial owner of 2,474,226 shares of our common stock or approximately 30.0% of our common stock outstanding at the record date. Mr. Steinberg is also a director, President and significant stockholder of Leucadia. Mr. Cumming is Chairman of the Board and a significant stockholder of Leucadia. In addition, the Cumming Foundation and the Joseph S. and Diane H. Steinberg 1992 Charitable Trust, private charitable foundations independently established by Messrs. Cumming and Steinberg, respectively, beneficially own 7,329 (less than 0.1%) shares of our common stock and 2,381 (less than 0.1%) shares of our common stock outstanding at the record date, respectively. Mr. Cumming and Mr. Steinberg each disclaim beneficial ownership of our common stock held by their respective private charitable foundations. Leucadia has advised us that it intends, and Messrs. Cumming and Steinberg have advised us that they intend, to cause all of our common stock beneficially owned, and all of our common stock beneficially owned by charitable foundations established, by Mr. Cumming and Mr. Steinberg, to be voted in favor of each nominee named herein, in favor of amending the 1999 stock incentive plan, and for the ratification of the selection of independent auditors. In addition to Messrs. Cumming and Steinberg, all of our other directors and officers beneficially own 0.2% of our common stock outstanding at the record date.

VOTING AND REVOCATION OF PROXIES

         Stockholders are requested to vote by proxy in one of three ways:

               o    Use the toll-free telephone number shown on your proxy card;

               o Visit the Internet website at www.voteproxy.com and follow the on-screen instructions; or

               o Mail, date, sign and promptly return your proxy card in the enclosed postage prepaid envelope.

         Shares of our common stock represented by properly executed proxies received by us or proxies submitted by telephone or via the Internet, which are not revoked will be voted at the meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted FOR election of each nominee for director named herein, FOR the approval of the 1999 stock incentive plan, and FOR ratification of the selection of independent auditors.

         Voting instructions (including instructions for both telephonic and Internet proxies) are provided on the proxy card. The Internet and telephone proxy procedures are designed to authenticate stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholders' instructions have been recorded properly. A control number, located on the proxy card, will identify stockholders and allow them to submit their proxies and confirm that their voting instructions have been properly recorded. Costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, must be borne by the stockholder. If you submit your proxy by Internet or telephone, it will not be necessary to return your proxy card.

         If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from your record holder. The availability of Internet and telephone proxies will depend on their voting procedures.

         If a stockholder does not return a signed proxy card or submit a proxy by the Internet or by telephone, and does not attend the meeting and vote in person, his or her shares will not be voted.

         Any proxy signed and returned by a stockholder or submitted by telephone or via the Internet may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of our company, at our address set forth herein, by executing and delivering a later-dated proxy (either in writing, by telephone or via the Internet) or by voting in person at the meeting. Attendance at the meeting will not in and of itself constitute revocation of a proxy.

PROXY SOLICITATION

         We will bear the costs of solicitation of proxies for the meeting. In addition to solicitation by mail, directors, officers and our regular employees may solicit proxies from stockholders by telephone, telegram, in person or otherwise. These directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.

INDEPENDENT AUDITORS

         We have been advised that representatives of PricewaterhouseCoopers LLP, our independent auditors for 2003, will attend the meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


                              ELECTION OF DIRECTORS

         At the meeting, six directors are to be elected to serve until the next meeting or until their successors are elected and qualified. All of the following nominees are currently serving as directors. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote FOR the six nominees named by the Board of Directors and listed on the following table. The Board of Directors expects that each of the nominees will be available for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors may propose. The following information is as of July 7, 2004.

                                        Age, period served as a director, other
Name and present position,              business experience during the last five
if any, with our company                years and family relationships, if any
--------------------------              --------------------------------------

Patrick D. Bienvenue..................  Mr. Bienvenue, 49, has served as a director since August 1998. Since
                                        January 1996, Mr. Bienvenue has served
                                        in a variety of executive capacities
                                        with real estate related subsidiaries of Leucadia and, from 1992 until December 1995, was President and Chief Executive Officer of Torwest Inc., a privately held property development and investment company.

                                        Age, period served as a director, other
Name and present position,              business experience during the last five
if any, with our company                years and family relationships, if any
--------------------------              --------------------------------------

Paul J. Borden, President.............  Mr. Borden, 55, has served as a director and our President since May 1998. Mr.
                                        Borden was a Vice President of Leucadia
                                        from August 1988 through October 2000,
                                        responsible for overseeing many of
                                        Leucadia's real estate investments.

Timothy M. Considine..................  Mr. Considine, 63, has served as a director since January 1992, serving as
                                        Chairman of the Board from 1992 to
                                        December 1999, and is employed on a
                                        part-time basis by Considine and
                                        Considine, an accounting firm in San
                                        Diego, California, where he was a
                                        partner from 1969 to 2002.

Ian M. Cumming........................  Mr. Cumming, 63, has served as a director since May 1999. He has been a
                                        director and Chairman of the Board of
                                        Leucadia since June 1978 and a director
                                        and Chairman of the Board of The FINOVA
                                        Group Inc., a middle market lender in
                                        which Leucadia has an indirect 25%
                                        equity interest, since August 2001. Mr.
                                        Cumming has also been a director of
                                        Skywest, Inc., a Utah-based regional air carrier, since June 1986.

Michael A. Lobatz.....................  Dr. Lobatz, 55, Dr. Lobatz has served as a director since February 1995 and has
                                        been a practicing physician in San
                                        Diego, California since 1981.

Joseph S. Steinberg,
Chairman of the Board.................  Mr. Steinberg, 60, has served as a director since August 1998 and as
                                        Chairman of the Board since December
                                        1999. Mr. Steinberg has been President
                                        of Leucadia since January 1979 and a
                                        director of Leucadia since December
                                        1978. In addition, he has served as a
                                        director of Jordan Industries Inc., a
                                        public company that owns and manages
                                        manufacturing companies, of which
                                        approximately 10.1% of the common stock
                                        is beneficially owned by Leucadia, since
                                        June 1988, FINOVA since August 2001 and
                                        White Mountains Insurance Group, Ltd., a publicly traded insurance holding company in which Leucadia has a less than 5% equity interest, since June 2001.

         The Board of Directors recommends a vote FOR the above-named nominees.


                             INFORMATION CONCERNING
                   THE BOARD OF DIRECTORS AND BOARD COMMITTEES

MEETINGS AND COMMITTEES

         During 2003, the Board of Directors held four meetings and took action by unanimous written consent on three other occasions.

         The Board of Directors' has a standing Audit Committee.

         The functions of the Audit Committee are to assist the Board of Directors in fulfilling its responsibility to oversee the quality and integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent accountants, the performance of our independent accountants and significant financial matters. In discharging its duties, the Audit Committee is expected to:

          o have the sole authority to select (subject to stockholder ratification, which ratification is not binding on the Audit Committee), compensate, evaluate and replace the independent accountants;

          o    review and approve the scope of the annual audit;

          o review and pre-approve the engagement of our independent accountants to perform audit and non-audit services and the related fees;

          o meet independently with our independent accountants and senior management;

          o    review the integrity of our financial reporting process; and

          o review our financial statements and disclosures and certain Securities and Exchange Commission filings.

         During 2003, the Audit Committee met eight times, including meetings with the independent auditors without management present, and took action by unanimous written consent on one other occasion. The Board of Directors has adopted a charter for the Audit Committee which was filed as an Exhibit to our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2003 and is included in this proxy statement as Annex B. The Audit Committee consists of Mr. Considine (Chairman) and Dr. Lobatz. Our Board has determined that each of Mr. Considine and Dr. Lobatz is independent, applying the National Association of Securities Dealers' listing standards for independence and that Mr. Considine is qualified as an audit committee financial expert within the meaning of regulations of the Securities and Exchange Commission.


         The Board of Directors does not have a nominating committee or a policy concerning stockholder nominations. As our common stock is traded on the OTC Bulletin Board Service, we are not subject to listing standards that would require director nominees to be selected or recommended by a majority of independent directors or a nominating committee comprised solely of independent directors. Because Mr. Steinberg, Mr. Cumming and Leucadia together beneficially own nearly 50% of the outstanding common stock of our company, the Board believes it is appropriate to have all directors involved in the process of nominating directors rather than delegate this responsibility to a smaller group of directors. As indicated above, under the listing standards of the National Association of Securities Dealers, Mr. Considine and Dr. Lobatz are independent directors serving on the Board. All current members of the Board of Directors have been re-nominated to serve as our directors.


         The Board does not believe that it is in our company's best interests to establish rigid criteria for the selection of prospective nominees inasmuch as the needs of our company change over time. Accordingly, the selection of prospective nominees would be based on skills relevant to the issues our company faces at the time of nomination. Nominees would be selected on the basis of their experience and qualifications, availability to devote sufficient time to the Board and the needs of the Company at that time. Candidates who may also become members of our Audit Committee would be required to have the financial experience necessary to perform the duties of a member of the Audit Committee and to satisfy the requirements of the SEC for membership on the Audit Committee. In 2003, the Board did not pay a fee to any third party to identify candidates.


ATTENDANCE

         All directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served. It is our company's policy that directors are expected to dedicate sufficient time to the performance of his duties as a director, including by attending meetings of the stockholders, the Board of Directors and committees of which he is a member. All directors attended the annual meeting of stockholders in July 2003.

COMMUNICATING WITH THE BOARD

         Stockholders and other parties interested in communicating directly with the Board of Directors as a group may do so by writing to the Board of Directors, c/o Corporate Secretary, HomeFed Corporation, 1903 Wright Place, Suite 220, Carlsbad, California 92008. The Corporate Secretary will review all correspondence and regularly forward to the Board of Directors a summary of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that the Corporate Secretary otherwise determines requires attention. Directors may at any time review a log of all correspondence received by the company that is addressed to members of the Board and request copies of all such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.


CODE OF PRACTICE

         We have a Code of Business Practice, which is applicable to all of our directors, officers and employees, and includes a Code of Practice applicable to our principal executive officers and senior financial officers. Both the Code of Business Practice and the Code of Practice are available without charge upon request. Requests should be addressed to Corporate Secretary, HomeFed Corporation, 1903 Wright Place, Suite 220, Carlsbad, California 92008. We intend to file with the Securities and Exchange Commission amendments to or waivers from our Code of Practice applicable to our principal executive officers and senior financial officers.

         The information contained in this proxy statement with respect to the Audit Committee charter and the independence of the non-management members of the Board of Directors shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that our company specifically incorporates it by reference in a filing.

                PRESENT BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

         Set forth below is certain information as of July 7, 2004, with respect to the beneficial ownership determined in accordance with Rule 13d-3 under the Securities Exchange act of 1934, as amended, of our common stock by (1) each person who, to our knowledge, is the beneficial owner of more than 5% of our outstanding common stock, which is our only class of voting securities, (2) each director and nominee for director, (3) each of the executive officers named in the Summary Compensation Table under "Executive Compensation," (4) the trust for the benefit of Mr. Steinberg's children and private charitable foundations established by Mr. Cumming and Mr. Steinberg and (5) all of our executive officers and directors as a group. Unless otherwise stated, the business address of each person listed is c/o HomeFed Corporation, 1903 Wright Place, Suite 220, Carlsbad, California 92008.

                                                                             Number of Shares
Name and Address                                                              and Nature of          Percent
of Beneficial Owner                                                        Beneficial Ownership     of Class
-------------------                                                        --------------------     --------
Leucadia National Corporation (a)..................................          2,474,226                30.0%
Patrick D. Bienvenue...............................................              1,250  (b)            *
Paul J. Borden.....................................................              5,828  (c)            *
Timothy M. Considine...............................................              1,750  (d)            *
Ian M. Cumming.....................................................            773,409  (e)(f)         9.4%
Michael A. Lobatz..................................................              1,250  (b)            *
Curt R. Noland.....................................................              4,500  (g)            *
Erin N. Ruhe.......................................................              4,500  (g)            *
Joseph S. Steinberg................................................            720,077  (f)(h)         8.7%
The Steinberg Children Trusts......................................             89,325  (i)            1.1%
Cumming Foundation.................................................              7,329  (j)            *
The Joseph S. and Diane H. Steinberg
     1992 Charitable Trust.........................................              2,381  (k)            *
All Directors and executive officers
   as a group (8 persons)..........................................           1,512,564 (l)           18.3%
___________________
*  Less than .1%.


(a) The business address of this beneficial owner is 315 Park Avenue South, New York, New York 10010.

(b) Includes 250 shares that may be acquired upon the exercise of currently exercisable stock options.

(c) Includes 4,250 shares that may be acquired upon the exercise of currently exercisable stock options.

(d) Includes (i) 500 shares held by the Seeseeanoh Inc. Retirement Plan. Mr. Considine and his wife are the sole owners of Seeseeanoh, a real estate company in San Diego, California, (ii) 1,150 shares held by The Considine Family 1981 Trust, of which Mr. Considine and his wife are trustees and
     (iii) 100 shares that may be acquired upon the exercise of currently exercisable options.

(e) Includes (i) 9,530 shares (.1%) beneficially owned by Mr. Cumming's wife (directly and through trusts for the benefit of Mr. Cumming's children of which Mr. Cumming's wife is trustee) as to which Mr. Cumming may be deemed to be the beneficial owner and (ii) 250 shares that may be acquired upon the exercise of currently exercisable stock options. Does not include 2,474,226 shares held by Leucadia which Mr. Cumming may be deemed to beneficially own as a result of his beneficial ownership of Leucadia common shares. See "Certain Relationships and Related Transactions" in this proxy statement.

(f) Messrs. Cumming and Steinberg have an oral agreement pursuant to which they will consult with each other as to the election of a mutually acceptable Board of Directors of our company. The business address for Messrs. Cumming and Steinberg is c/o Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010.

(g) Includes 2,000 shares that may be acquired upon the exercise of currently exercisable stock options.

(h) Includes (i) 3,676 shares (less than .1%) beneficially owned by Mr. Steinberg's wife and daughter as to which Mr. Steinberg may be deemed to be the beneficial owner and (ii) 250 shares that may be acquired upon the exercise of currently exercisable stock options. Does not include 2,474,226 shares held by Leucadia which Mr. Steinberg may be deemed to beneficially own as a result of his beneficial ownership of Leucadia common shares. See "Certain Relationships and Related Transactions" in this proxy statement.

(i) Represents a collective amount of our common stock owned by four trusts for the benefit of Mr. Steinberg's children. Mr. Steinberg disclaims beneficial ownership of all of our common stock held by these trusts.

(j) Mr. Cumming is a trustee and President of the foundation and disclaims beneficial ownership of our common stock held by the foundation.

(k) Mr. Steinberg and his wife are trustees of the trust. Mr. Steinberg disclaims beneficial ownership of our common stock held by the trust.

(l) Includes 9,350 shares that may be acquired upon the exercise of currently exercisable stock options.

         As of July 7, 2004, Cede & Co. held of record 4,708,890 shares of our common stock (approximately 57.0% of our total common stock outstanding). Cede & Co. held such shares as a nominee for broker-dealer members of The Depository Trust Company, which conducts clearing and settlement operations for securities transactions involving its members.

EQUITY COMPENSATION PLAN INFORMATION

         The following table summarizes information regarding our equity compensation plans as of December 31, 2003. All outstanding awards relate to our common stock.

                                                                                         Number of securities
                                                                                          remaining available
                                                                                          for future issuance
                                  Number of Securities            Weighted-average           under equity
                                    to be issued upon            exercise price of        compensation plans
                            exercise of outstanding options,    outstanding options,     (excluding securities
Plan Category                      warrants and rights          warrants and rights     reflected in column (a))
-------------               ---------------------------------   -------------------     ------------------------
                                          (a)                          (b)                        (c)

Equity compensation
  plans approved by
  security holders                          120,250                  $   6.45                    199,400

Equity compensation
  plans not approved
  by security holders                          -                         -                         -
                                           --------                  --------                   --------

Total                                       120,250                  $   6.45                    199,400
                                           ========                  ========                   ========


                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth information in respect of the compensation of our President and Chief Executive Officer and each of our other four most highly compensated executive officers in 2003 for services in all capacities to us and our subsidiaries during the years ended 2003, 2002 and 2001.

                                                                               Long-Term
                                    Annual Compensation                      Compensation
Name and Principal                                                     Restricted        Options         All Other
  Position(s)              Year        Salary            Bonus       Stock Awards     (# of shares)   Compensation(2)
------------------        ------    ------------      ----------    --------------    -------------   ---------------
Paul J. Borden,            2003     $ 232,635(1)      $1,006,619       $      --             100          $8,000
President                  2002       226,189(1)         231,426              --             100           8,000
                           2001       222,000(1)         330,265              --             100           6,800

Curt R. Noland,            2003     $ 113,620           $603,409       $      --              --          $8,000
Vice President             2002       110,318            153,309              --              --           7,545
                           2001       108,159             78,245              --              --           6,800

Erin N. Ruhe,              2003     $  78,805           $302,364       $      --              --          $6,247
Vice President and         2002        76,493             77,295              --              --           5,552
Controller                 2001        75,009             62,250              --              --           5,490

R. Randy Goodson,          2003     $ 187,278           $305,618       $      --              --          $8,000
Vice President (3)         2002       183,611             80,508              --              --           8,000
                           2001       180,000             80,400              --              --             --

Simon G. Malk,             2003     $ 113,308           $303,399       $      --              --          $7,668
Vice President (3)         2002       110,005             78,300              --              --           7,532
                           2001        90,000             77,700              --              --           3,708

_________________

(1) Included for each of 2003, 2002 and 2001 are directors fees Mr. Borden received from our company.

(2) Represents the contribution made by our company to a defined contribution 401(k) plan on behalf of the named person.

(3) In March 2004, Messrs. Goodson and Malk resigned their positions with our company.

                              OPTION GRANTS IN 2003

         The following table shows all grants of options to the named executive officers in 2003.

                                                                                  Potential Realizable Value
                                                                                  At Assumed Annual Rates of
                                                                                   Stock Price Appreciation
                                        Individual Grants                             for Option Term (3)
                          ------------------------------------------------------ ---------------------------
                          Securities     % of Total
                          Underlying       Options
                            Options       Granted to      Exercise
                            Granted       Employees       Price        Expiration
Name                     (# of shares)     in 2003        ($/share)       Date        5%($)         10%($)
----                     -------------     -------        ---------    -----------    -----         ------
Paul J. Borden             100 (1) (2)       100.0%      $27.40 (2)       7/9/08        $757         $1,673

______________

(1) The options were granted pursuant to our 1999 stock incentive plan to all directors at an exercise price equal to the fair market value of the shares of common stock on the date of grant. The grant date of the options is July 9, 2003. These options become exercisable at the rate of 25% per year commencing one year after the date of grant.

(2)  Reflect result of a reverse/forward stock split of our common stock.

(3) The potential realizable values represent future opportunity and have not been reduced to reflect the time value of money. The amounts shown under these columns are the result of calculations at the 5% and 10% rates required by the Securities and Exchange Commission, and are not intended to forecast future appreciation of the shares of common stock and are not necessarily indicative of the values that may be realized by the named executive officer.

                     AGGREGATE OPTION EXERCISES IN 2003 AND
                         OPTION VALUES AT YEAR END 2003

         The following table provides information as to options exercised by each of the named executives in 2003 and the value of options held by the executives at year end measured in terms of the last reported sale price for our common stock on December 31, 2003 ($29.00, as reported on the OTC Bulletin Board Service).

                                                                Number of Unexercised   Value of Unexercised
                                                                      Options at        In-the-Money Options at
                                                                  December 31, 2003       December 31, 2003
                                                                  -----------------       -----------------
                             Number of shares
                           Underlying Options        Value           Exercisable/           Exercisable/
Name                            Exercised          Realized         Unexercisable           Unexercisable
----                            ---------          --------         -------------           -------------
Paul J. Borden                      --                --             3,150/2,250            $67,623/$46,158
Curt R. Noland                      --                --             1,500/1,000            $32,250/$21,500
Erin N. Ruhe                        --                --             1,500/1,000            $32,250/$21,500
R. Randy Goodson (a)                --                --              65,975/650         $1,509,463/$13,975
Simon G. Malk (a)                   --                --              35,525/350            $812,788/$7,525


(a) In March 2004, Messrs. Goodson and Malk resigned. Prior to their resignations, Mr. Goodson exercised 66,300 options and 325 options were forfeited and Mr. Malk exercised 35,700 options and 175 options were forfeited.

                            COMPENSATION OF DIRECTORS

         In 2003, each director received a retainer of $12,000 for serving on the Board of Directors. Mr. Considine was also paid $16,000 for serving as Chairman of the Audit Committee, and Mr. Lobatz was also paid $12,000 for serving on the Audit Committee. In addition, under the terms of our 1999 stock incentive plan, each director is automatically granted options to purchase 1,000 shares on the date on which the annual meeting of our stockholders is held each year. The purchase price of the shares covered by such options is the fair market value of such shares on the date of grant. After giving effect to a reverse/forward stock split of our common stock in 2003, options to purchase 100 shares of common stock at an exercise price of $27.40 per share were awarded to each director on July 9, 2003.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In 1999, Leucadia distributed all of our common stock that it owned to stockholders of Leucadia. As a result, at July 7, 2004, Joseph S. Steinberg, Chairman of our Board and Ian M. Cumming, a director of our company, together with their respective family members (excluding trusts for the benefit of Mr. Steinberg's children) beneficially owned approximately 8.7% and 9.4%, respectively, of our outstanding common stock, without considering the common stock owned by Leucadia. Mr. Steinberg is also President and a director of Leucadia and Mr. Cumming is Chairman of the Board of Leucadia. At July 7, 2004, Mr. Steinberg and Mr. Cumming beneficially owned (together with their respective family members but excluding trusts for the benefit of Mr. Steinberg's children) approximately 13.9% and 13.2%, respectively, of Leucadia's outstanding common shares. In addition to their ownership of our common stock (directly and through family members), as a result of their beneficial ownership of Leucadia common shares, Messrs. Cumming and Steinberg each may be deemed to be the beneficial owner of the shares of our common stock beneficially owned by Leucadia.

         Set forth below is information concerning agreements or relationships between us and Leucadia and its subsidiaries.

ACQUISITION OF CDS HOLDING CORPORATION

         On October 21, 2002, we purchased from Leucadia all of the issued and outstanding shares of capital stock of CDS Holding Corporation ("CDS"), which through its majority-owned subsidiaries is the owner of the San Elijo Hills project. The $25,000,000 purchase price consisted of $1,000,000 in cash and 2,474,226 shares of common stock (after giving effect to a reverse/forward stock split of our common stock), representing approximately 30.3% of our outstanding shares. The acquisition of CDS was reviewed by a special committee of the Board of Directors consisting of Mr. Considine and Dr. Lobatz, who recommended that the Board of Directors approve the acquisition, after which the Board of Directors unanimously approved the acquisition.

         Pursuant to an agreement with CDS and its subsidiaries, Leucadia has historically provided project improvement bonds which were required prior to the commencement of any project development. This agreement was not affected by our acquisition of CDS, and Leucadia will continue to obtain these bonds on behalf of the project. Should these bonds be drawn upon, we would be obligated to reimburse Leucadia for the amount drawn. As of June 30, 2004, the amount of outstanding bonds was approximately $27,700,000.

LOAN AGREEMENTS

         As of December 31, 2003, Leucadia held our promissory note with a principal amount outstanding of $26,462,000. The note was payable on December 31, 2007 and bore interest at 6% per year through 2004, increasing to 11% by its maturity date. We paid Leucadia $1,588,000 in interest on the note in 2003 and $373,000 in interest in 2004. In March, 2004, the Leucadia note was paid in full and is no longer outstanding.

         In March 2001, we entered into an unsecured $3,000,000 line of credit agreement with Leucadia. Loans outstanding under this line of credit bear interest at 10% per year. Effective March 1, 2002, this agreement was amended to extend the maturity to February 28, 2007, although Leucadia had the right to terminate the line of credit on an annual basis. In October 2002, the line of credit was increased to $10,000,000 and Leucadia's ability to terminate the line of credit prior to maturity was removed, unless we are in default. We have made no borrowings under this facility during 2003 or 2004 (through June 30, 2004). In 2003, we paid commitment fees of $38,000 in 2003 and $19,000 in 2004 (through June 30, 2004).

OTAY LAND COMPANY, LLC

         In October 1998, we and Leucadia formed Otay Land Company to purchase approximately 4,850 non-adjoining acres of land located within the larger 22,900 acre Otay Ranch master-planned community south of San Diego, California. Otay Land Company acquired this land for $19,500,000. When Otay Land Company was formed, Leucadia contributed $10,000,000 as a preferred capital interest. In 2003, we paid approximately $12,900,000 in redemption of Leucadia's preferred capital interest in Otay Land Company and in full satisfaction of the preferred return related thereto.

ADMINISTRATIVE SERVICES AGREEMENT

         Since 1995, administrative services and accounting services have been provided to us by Leucadia. Under the current administrative services agreement, which extends through December 31, 2004, Leucadia provides services to us for a monthly fee of $10,000. Pursuant to this agreement, Leucadia provides the services of Ms. Corinne A. Maki, our Secretary, in addition to various administrative functions. Ms. Maki is an officer of subsidiaries of Leucadia. The cost of services provided by Leucadia aggregated $180,000 from January 2003 through June 30, 2004.

OFFICE SPACE

         We rent furnishings and office space at our corporate headquarters to Leucadia for a monthly rental equal to Leucadia's pro rata share of our original cost for such furnishings and space. From January 2003 through June 30, 2004, the rent paid by Leucadia to us totaled $34,000.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS*

         The Board of Directors does not have a compensation or option committee. The Board has delegated to our President, in consultation with certain directors, the authority to determine the compensation to be paid to our executive officers who are company employees, while the Board of Directors awards stock options.

         Our compensation package for executive officers consists of three basic elements: (1) base salary; (2) annual bonus compensation; and (3) long-term incentives in the form of stock options granted pursuant to our 1999 stock incentive. Other elements of compensation include medical and life insurance benefits available to employees generally.

         These elements of compensation serve different purposes. Salary and bonus payments are designed mainly to reward current and past performance, while stock options are designed to provide strong incentive for superior long-term future performance and are directly linked to stockholders' interests because the value of the awards will increase or decrease based upon the future price of our common stock.

         A number of factors are considered in establishing compensation for executive officers. An executive officer's responsibilities, as well as the services rendered by the executive officer to us are considered in determining compensation levels. Neither base compensation nor bonus compensation is based on any specific formula.

         The Board of Directors believes that awarding stock options provides a strong incentive for long-term future performance. By means of our 1999 stock incentive plan , we seek to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions. From time to time, stock options may be awarded which, under the terms of our 1999 stock incentive plan, permit the executive officer or other employee to purchase shares of our common stock at not less than the fair market value of the shares of common sock at the date of grant. The extent to which the employee realizes any gain is, therefore, directly related to increases in the price of our common stock and, therefore, stockholder value, during the period of the option. In certain circumstances, options having an exercise price below the fair market value of our common stock on the date of grant may be issued (although none have been granted to date). Options granted to executive officers generally become exercisable at the rate of 20% per year, commencing one year after the date of grant. The number of stock options awarded to an executive officer is generally not based on any specific formula, but rather on a subjective assessment of the executive's performance and our company's performance. In addition, under the terms of our 1999 stock incentive plan, each director is automatically granted options to purchase 1,000 shares on the date on which the annual meeting of our stockholders is held each year. In July 2003, pursuant to this automatic grant, Paul J. Borden was granted options to purchase 100 shares of our common stock with an exercise price of $27.40 per share (after giving effect to a reverse/forward stock split of our common stock), which become exercisable at the rate of 25% per year, commencing one year after the date of grant.


----------------------
* The disclosure contained in this section of this Proxy Statement is not incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporate filings or portions thereof (including this Proxy Statement or the "Executive Compensation" section of this proxy statement) without specific reference to the incorporation of this section of this proxy statement.

         The 1999 stock incentive plan was amended in 2003 following approval of the Board and stockholders to increase to 200,000 the number of shares of common stock that would be available under the plan for issuance pursuant to stock options, restricted stock or stock appreciation rights.

         Under the provisions of Section 162(m) of the Internal Revenue Code of 1986, we would not be able to deduct compensation to our executive officers whose compensation is required to be disclosed in our proxy statement for such year in excess of $1 million per year unless such compensation was within the definition of "performance-based compensation" or meets certain other criteria. To qualify as "performance-based compensation," in addition to certain other requirements, compensation generally must be based on achieving certain pre-established objective performance criteria. The Board of Directors believes that compensation at such levels is not likely to be a recurring event and that it is in our best interest to retain maximum flexibility in our compensation programs to enable us to appropriately reward, retain and attract the executive talent necessary to our company's success. The Board recognizes that in appropriate circumstances, as was the case in 2003 with respect to Paul J. Borden, the company's president, compensation that is not deductible under
Section 162(m) may be warranted and could be paid in the Board of Directors' discretion, especially in light of the availability to our company of tax loss carryforwards.

         Compensation of the Chief Executive Officer. Mr. Borden's annual salary was $210,000 beginning in 2001 and was increased to $214,189in 2002 and to $220,635 in 2003. Mr. Borden's 2003 performance bonus was $1,006,619. Of this amount, $1,000,000 was determined by the Board of Director's (without Mr. Borden's participation) based on its subjective evaluation of Mr. Borden's contribution over the past years to the company especially in view of its successful attainment of financial goals and cumulative milestones with respect to the San Elijo Hills Project; the balance of the bonus was a year-end bonus based on a percentage of salary, paid to all employees.

         The foregoing report is submitted by Patrick D. Bienvenue, Paul J. Borden, Timothy M. Considine, Ian M. Cumming, Michael A. Lobatz and Joseph S. Steinberg.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10 percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of such forms furnished to us and written representations from our executive officers, directors and greater than 10% beneficial stockholders, we believe that during the year ended December 31, 2003, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

STOCKHOLDER RETURN PERFORMANCE GRAPH**

         Set forth below is a graph comparing the cumulative total stockholder return on common stock against cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Homebuilding-500 Index for the period commencing December 31, 1998 to December 31, 2003. Index data was furnished by Standard & Poor's Compustat Services, Inc.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF OUR COMPANY, S&P 500 INDEX AND S&P HOMEBUILDING INDEX

         The following graph assumes that $100 was invested on December 31, 1998 in each of our common stock, the S&P 500 Index and the S&P Homebuilding Index and that all dividends were reinvested.

YEAR                          1998         1999        2000        2001         2002        2003
----                          ----         ----        ----        ----         ----        ----
HomeFed Corp                   100          700         680         760         1160        2320
S&P 500 Index                  100      119.526    107.4071    93.39831     71.57489    90.45663
S&P Homebuilding               100     66.51293    92.79001    127.3046     108.0507    225.9268





----------------------
** The disclosure contained in this section of the Proxy Statement is not incorporated by reference into any of our prior filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof (including this proxy statement or the "Executive Compensation" section of this proxy statement).

                             AUDIT COMMITTEE REPORT

         The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2003.

REVIEW WITH MANAGEMENT

         The Audit Committee reviewed and discussed our audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT AUDITORS

         The Audit Committee discussed with PricewaterhouseCoopers LLP, our company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) regarding the auditor's judgments about the quality of our company's accounting principles as applied in its financial reporting.

         The Audit Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP their independence.

CONCLUSION

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that its audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission and selected Pricewaterhouse Coopers LLP as the independent auditor for 2004.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         Timothy M. Considine
         Michael A. Lobatz

         The information contained in the foregoing report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that our company specifically incorporates it by reference in a filing.


                        INDEPENDENT ACCOUNTING FIRM FEES

         The Audit Committee has adopted policies and procedures effective May 2003 for pre-approving all audit and non-audit work performed by our company's independent auditor, PricewaterhouseCoopers LLP. Specifically, the Audit Committee has pre-approved certain specific categories of audit work and assistance in complying with the Sarbanes Oxley Act of 2002 and an annual amount for each category. For additional services or services in an amount above the annual amount that has been pre-approved, additional authorization from the audit committee is required. The Audit Committee has delegated to the Committee chair the ability to pre-approve both general pre-approvals (where no specific, case-by-case approval is necessary) and specific pre-approvals. Any pre-approval decisions made by the Committee chair under this delegated authority will be reported to the full Audit Committee. All requests for services to be provided by PricewaterhouseCoopers LLP that do not require specific approval by the audit committee must be submitted to the Controller of our company, who determines that such services are in fact within the scope of those services that have been pre-approved by the Audit Committee. The Committee chair receives continual updates from the independent auditor on its work related to compliance with the Sarbanes Oxley Act of 2002 and the Controller reports to the entire Audit Committee periodically, including as to visits and plans of the independent auditor.

         The following table sets forth the aggregate fees incurred by us for the following periods relating to our independent accounting firm, PricewaterhouseCoopers LLP:

                                              Fiscal Year Ended December 31,
                                                    2003             2002
                                                    ----             ----

            Audit Fees....................       $87,500           $76,100
            Audit Related Fees............         4,000                --
                                                 -------           -------
                                                 $91,500           $76,100
                                                 =======           =======

         In the table above, in accordance with the SEC's definitions and rules, "audit fees" are fees paid to PricewaterhouseCoopers LLP for professional services for the audit of our company's consolidated financial statements included in our Form 10-K and review of financial statements included in our Form 10-Qs, and for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements; and "audit-related fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and in 2003 consist of compliance with regulatory matters, including the Sarbanes-Oxley Act, and consulting with respect to technical accounting and disclosure rules. All such services were approved by the Audit Committee.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors recommends that the stockholders ratify the selection of PricewaterhouseCoopers LLP, certified public auditors, as independent auditors to audit our accounts and those of our subsidiaries for 2004. The Audit Committee approved the selection of PricewaterhouseCoopers LLP as our independent auditors for 2004. PricewaterhouseCoopers LLP are currently our independent auditors.

         The Board of Directors recommends a vote FOR this proposal.

               PROPOSED AMENDMENT TO THE 1999 STOCK INCENTIVE PLAN

SUMMARY

         Our Board of Directors has authorized and recommends for your approval, the amendment of our 1999 stock incentive plan to make an additional 300,000 shares of our common stock available for issuance under our 1999 stock incentive plan pursuant to stock options, restricted stock or stock appreciation rights.

BACKGROUND AND PURPOSE

         The 1999 Stock Incentive Plan, as previously amended, authorizes the issuance of up to 200,000 shares of our common stock pursuant to options (through October 24, 2009), restricted stock or stock appreciation rights to the company's non-employee directors, certain other non-employees and employees. Of that amount, 199,400 shares of our common stock currently remain available under the plan. Our Board of Directors believes that having only 199,400 shares available for issuance under our 1999 stock incentive plan will not provide a sufficient inducement to retain, motivate and attract the best available personnel for the successful conduct of our business. The Board of Directors believes that adding 300,000 to the number of shares of our common stock that would be available under our 1999 stock incentive plan will provide a sufficient inducement for this purpose. Consequently, the Board has approved, subject to stockholders' approval, the amendment to our 1999 stock incentive plan.

SUMMARY OF THE AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN

         Set forth below is a summary of the principal terms and provisions of our amended and restated 1999 stock incentive plan, after giving effect to the amendments to increase by 300,000 shares the number of shares of our common stock available for issuance under the plan (the "Amended Plan"). This summary is not intended to be a complete description of the terms of the Amended Plan, and is qualified in its entirety by the terms of the Amended Plan itself. A copy of the Amended Plan is attached hereto as Annex A.

         The Amended Plan is intended to afford our directors and certain of our officers and key employees, as well as certain officers and key employees of any of our subsidiary, parent, or affiliated corporations who are responsible for the continued growth of our company (collectively, "Eligible Persons"), an opportunity to acquire a proprietary interest in us, which will give them an increased interest in and a greater concern for our welfare. Under the Amended Plan, an affiliated corporation includes any entity providing managerial, administrative, consulting or advisory services to us, or any parent or subsidiary corporations of that entity. Only those employees of an affiliated corporation who provide or have provided services to us will be considered eligible to receive grants under the Amended Plan.

         Two types of options ("Options") may be granted pursuant to the Amended
Plan: those intended to qualify as incentive stock options ("Incentive Options") within the meaning of Section 422(a) of the Internal Revenue Code of 1986, as amended (the "Code") and those not intended to satisfy the requirements for Incentive Options ("Non-Qualified Options"). See "Federal Income Tax Consequences" below. Stock appreciation rights ("Rights") may be granted alone or in conjunction with or in the alternative to Options. Subject to the overall limitations on the issuance of shares of our common stock under the Amended Plan, the Amended Plan limits the aggregate number of Shares with respect to which Restricted Stock, Options or Rights may be granted to any grantee in any one taxable year to 30,000.

         The Amended Plan covers an aggregate of 500,000 shares of our common stock (of which 499,400 remain available for issuance) (the "Shares"). It provides for the issuance of these Shares pursuant to stock options, restricted stock or stock appreciation rights (subject in each case to adjustment in the event of stock dividends, stock splits and other contingencies). Options may be granted until October 24, 2009. The Shares with respect to which Options, Rights or Restricted Stock may be granted may be made available from either authorized and unissued shares or treasury shares.

         The Amended Plan will continue to be administered by our Board of Directors or a committee of our Board (the "Committee") which has the authority, in its discretion and subject to the express provisions of the Amended Plan (including the provisions regarding automatic grants of Options to our directors), to determine, among other things, the persons to receive Options, Rights or Restricted Stock, the date of each grant of Options, Rights or Restricted Stock, the number of Shares covered by each grant, the purchase price of each Share subject to any Options or Rights, and the terms and provisions of the respective Options, Rights or Restricted Stock (which need not be identical). In determining the persons to whom Options, Rights or Restricted Stock are to be granted under the Amended Plan, the Committee will consider the grantee's length of service, the amount of each grantee's earnings and each grantee's responsibilities and duties. Our company will receive no monetary consideration for the granting of Options, Rights or Restricted Stock under the Amended Plan.

         Incentive Options may be granted only to salaried key employees of our company or any of our subsidiary or parent corporations now existing or formed or acquired at any time in the future. Non-Qualified Options and Rights may be granted to our officers and key employees, as well as officers and key employees of any of our subsidiary, parent or affiliated corporations. Non-Qualified Options may be granted to our directors. The aggregate number of Shares with respect to which Options, Rights and Restricted Stock may be granted under the Amended Plan to any one grantee in any one taxable year is 30,000. The Amended Plan provides for an automatic annual grant of Non-Qualified Options covering 1,000 Shares to our directors. Directors are also eligible to receive additional grants of Options, Rights, and/or, Restricted Stock under the Amended Plan if they provide us services in addition to their service as a member of the Board of Directors.

         Any Option granted under the Amended Plan may be exercised upon the terms and conditions as may be determined by the Committee, except that (i) no Incentive Option may be exercisable more than ten years after the date on which it is granted, and (ii) at the time of grant, the purchase price of Shares issuable upon exercise of an Incentive Option granted pursuant to the Amended Plan may not be less than 100% of the fair market value of the Shares on the date the Incentive Option is granted, as determined by the Committee in accordance with the Amended Plan. The Committee may set the purchase price of Shares issuable upon exercise of a Non-Qualified Option (or a Right issued in conjunction or in the alternative to that Option) at any price including a price that is less than the fair market value of the Shares on the date of grant of any Non-Qualified Option or Right. The Committee has the right to accelerate, in whole or in part, rights to exercise any Option granted under the Amended Plan. At the discretion of the Committee, a Right may be granted (i) alone, (ii) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or (iii) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto. The Committee may prescribe additional terms and conditions to Options and/or Rights, subject to the provisions and limitations contained in the Amended Plan.

         Each of our directors is automatically granted a Non-Qualified Option to purchase 1,000 Shares in their capacity as a director (a "Director Participant") each year on the date on which the annual meeting of our stockholders is held (taking account of any adjournments thereof). The purchase price of the Shares covered by the Non-Qualified Options issued to Director Participants is the fair market value of the Shares at the date of the grant. Non-Qualified Options granted to Director Participants may not be exercised for the twelve-month period immediately following the grant of the Non-Qualified Option. Thereafter, the Non-Qualified Option is exercisable for a period ending five years from the date of grant of the Non-Qualified Option, subject to limitations or restrictions pursuant to the terms of the Amended Plan.

         The Amended Plan permits, in certain circumstances, the exercise of Options and Rights for a limited period following termination of employment due to death, retirement, disability or dismissal other than for cause.

         Options or Rights granted under the Amended Plan are non-transferable, except by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of an Option (other than an Incentive Option) and/or a Right may permit the transferability of an Option and/or Right by a participant solely to the participant's spouse, siblings, parents, children, grandchildren, or trusts for the benefit of those persons or partnerships, corporations, limited liability companies or other entities they solely own, including trusts for those persons, subject to any restriction included in the award of the Option and/or Right.

         Shares of Restricted Stock will be subject to forfeiture upon the termination of the grantee's service to us for any reason other than death or disability, according to the following schedule:

                      Termination Prior To                Percentage Forfeited
                      --------------------                --------------------

                 First anniversary of award date                  100%

                Second anniversary of award date                   50%

                 Third anniversary of award date                   25%

         The Committee will have the ability to waive these forfeitures in its discretion. During the period when Restricted Stock is subject to forfeiture (the "Restricted Period"), the grantee will not be permitted to sell, transfer, pledge or assign the Restricted Stock. Stock certificates for Restricted Stock will be issued upon the grant of the Restricted Stock and registered under the name of the grantee, but will be appropriately legended and returned to us by the grantee pending termination of the Restricted Period, together with a stock power executed in blank. The grantee will be entitled to vote shares of Restricted Stock and will be entitled to all dividends paid on these shares of Restricted Stock. However, any dividends paid in shares of our common stock will be subject to the restrictions applicable to the relevant Restricted Stock.

         Restricted Stock will also be subject to any other restrictions as the Committee determines at the time of grant.

         It is intended that the cash proceeds to be received by us from the exercise of an Option pursuant to the Amended Plan will be used for our general corporate purposes.

         The Amended Plan may be amended from time to time by our Board of Directors, provided that no amendment will be made without the approval of our stockholders that will increase the total number of Shares reserved for Options, Rights and Restricted Stock under the Amended Plan or the maximum number of Shares with respect to which Options, Rights and Restricted Stock may be granted under the Amended Plan to any one employee in any one taxable year (other than an increase resulting from an adjustment for changes in capitalization such as a stock dividend or stock split), or alter the class of eligible participants. The Board of Directors may at any time suspend or terminate the Amended Plan, provided that rights and obligations under any Option, Right or Restricted Stock granted while the Amended Plan is in effect may not be altered or impaired by suspension, termination or amendment of the Amended Plan, except upon the consent of the person to whom the Option, Right or Restricted Stock was granted.

         In the event of any change in our outstanding common stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to our stockholders (other than normal cash dividends), in order to prevent dilution or enlargement of participants' rights under the Amended Plan, the Committee is required to adjust, in an equitable manner, the number and kind of Shares that may be issued under the Amended Plan, the number and kind of Shares subject to outstanding Options and Rights, the consideration to be received upon exercise of Options or in respect of Rights, the exercise price applicable to outstanding Options and Rights, and/or the fair market value of the Shares and other value determinations applicable to outstanding Options and Rights.

         In the event of an "Extraordinary Event" with respect to our company (including a change in control of our company, a sale of all or substantially all of the assets of our company, certain mergers or like business combinations, and any other extraordinary transaction that is determined by our Board of Directors to be appropriate and in our best interests and which by its terms precludes the existence of securities convertible into Shares), as described in the Amended Plan, all then outstanding Options and Rights that have not vested or become exercisable at the time of the Extraordinary Event will immediately become exercisable and all shares of Restricted Stock still subject to forfeiture will become free of their restrictions. The Committee, in its sole discretion, may determine that, upon the occurrence of an Extraordinary Event, each Option or Right then outstanding will terminate within a specified number of days after notice to the holder, and that holder will receive, with respect to each Share subject to that Option or Right, cash (or other property) in an amount not less than the excess (which may be zero) of the fair market value of that Share (as determined in accordance with the Amended Plan) over the exercise price per Share of that Option or Right. The provisions contained in the preceding sentence will be inapplicable to an Option or Right granted within six
(6) months before the occurrence of an Extraordinary Event if the holder of that Option or Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to that holder. Notwithstanding the foregoing, any of the events described above that the Board of Directors determines not to be an Extraordinary Event with respect to our company will not constitute an Extraordinary Event with respect to our company.

         The Amended Plan contains provisions to protect our significant tax loss carryforwards and to prevent the imposition and limitations on our ability to use those losses under Section 382 of the Code. If, as a result of the grant of an Option or Right, the grantee (or any person) would become an owner (taking into account the attribution and indirect ownership rules under Section 382 of the Code) of 5% or more of our "stock" (a "Five Percent Stockholder"), that grant will only be effective to acquire the number of our Shares (or, in the case of a Right, Shares and/or cash) as could be acquired without causing that person to become a Five Percent Stockholder. If the exercise of an Option or Right would cause the grantee (or any person) to become a Five Percent Stockholder as a result of the exercise of that Option or Right, that exercise will be effective only for the number of Shares (or, in the case of a Right, Shares and/or cash) that the grantee could acquire without causing that person to become a Five Percent Stockholder, and the issuance of any Shares (or, in the case of a Right, any Shares and/or cash) in excess of that amount will be null and void. Also, if the grant and/or vesting (whether by lapse or termination of the Restricted Period or the filing of an election under Section 83(b) of the Code (as discussed below)) of Restricted Stock would cause any person (whether the grantee or any other person) to become a Five Percent Stockholder, that grant will only be effective for the number of shares of Restricted Stock that the grantee can acquire without causing that person to become a Five Percent Stockholder, and any grant in excess of that amount will be void. The above limitations do not prevent the grant, exercise and/or vesting of an Option, Right or Share of Restricted Stock to or by any person that is a Five Percent Stockholder, such as Messrs. Cumming and Steinberg, prior to the time of the grant, exercise and/or vesting.

         Also, in order to protect our significant tax loss carryforwards, the Shares issuable upon exercise of an Option or Right and Restricted Stock granted under the Amended Plan will be subject to certain transfer restrictions contained in our Restated Certificate of Incorporation designed to regulate transfers to a person or group or persons who are or would become as a result of that transfer a Five Percent Stockholder. Transfers of our common stock or our other securities would generally be subject to these restrictions and may be restricted if, as a result of the transfer, any person or group of persons would become a Five Percent Stockholder or the ownership interest of any Five Percent Stockholder would be increased. The Board of Directors has the authority to exempt transfers from the operation of this restriction.

PLAN BENEFITS

         As of July 7, 2004, approximately 20 persons were eligible to receive awards under the Amended Plan, including our directors and executive officers (8 persons). A new plan benefits table is not provided because the granting of Awards under the Amended Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.

FEDERAL INCOME TAX CONSEQUENCES

         Incentive Options.

         Incentive Options granted under the Amended Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options."

         Under the Code, the grantee of an Incentive Option generally is not required to recognize income for purposes of the regular income tax, upon the receipt or exercise of the Incentive Option. For purposes of computing any alternative minimum tax liability, an employee who exercises an Incentive Option generally would be required to increase his or her "alternative minimum taxable income" by an amount equal to the excess of the fair market value of a Share at the time the Option is exercised over the exercise price, and, for alternative minimum tax purposes, must compute his or her tax basis in the acquired Share as if the Share had been acquired through the exercise of a Non-Qualified Option (as described below). The amount of any minimum tax liability attributable to the exercise of an Incentive Option generally will be allowed as a credit offsetting regular tax liability in subsequent years.

         If, subsequent to the exercise of an Incentive Option (whether paid for in cash or in shares), the optionee holds the Shares received upon exercise for a period that exceeds the longer of two years from the date of grant or one year from the date of transfer pursuant to the exercise of the Option (the "applicable holding period"), the difference (if any) between the amount realized from the sale of the Shares and the holder's tax basis in the Shares will be taxed as long-term capital gain or loss (provided that the Shares were held by the optionee as a capital asset). If the holder is subject to the alternative minimum tax in the year of disposition, his or her tax basis in the Shares will be determined, for alternative minimum tax purposes, as described in the preceding paragraph. If, however, an optionee does not hold the Shares so acquired for the applicable holding period, thereby making a "disqualifying disposition," the optionee would realize ordinary income in the year of the disqualifying disposition equal to the excess of the fair market value of the Shares at the date the Incentive Option was exercised over the exercise price, and the balance, if any, of income would be long-term capital gain, provided the holding period for the Shares exceeded one year and the optionee held the Shares as a capital asset at that time. If the disqualifying disposition is a sale or exchange that would permit loss to be recognized under the Code (were a loss in fact to be realized), and the sale proceeds are less than the fair market value of the Shares on the date of exercise, the employee's ordinary income therefrom would be limited to the gain (if any) realized on the sale.

         A deduction will not be allowed to us (or any of our parent or subsidiary corporations) for federal income tax purposes with respect to the grant or exercise of an Incentive Option, or with respect to the disposition (assuming satisfaction of the applicable holding period) of Shares acquired upon exercise of an Incentive Option. In the event of a disqualifying disposition, a federal income tax deduction will be allowed to us (or any of our parent or subsidiary corporations if any of those corporations is the employer of the individual) in an amount equal to the ordinary income included by the optionee, provided that this amount constitutes an ordinary and necessary business expense to the respective corporation and is reasonable, and provided that the limitations of Sections 162(m) (as described below) and 280G of the Code (as described below) do not apply.

         Special rules apply to an employee who exercises an Incentive Option by delivering other shares of our common stock owned by the individual, including Shares previously acquired pursuant to the exercise of an Incentive Option or a Non-Qualified Option.

         Non-Qualified Options and Stock Appreciation Rights.

         A Non-Qualified Option granted under the Amended Plan is one that is not intended to qualify as an incentive stock option under Section 422(b) of the Code. An individual who receives a Non-Qualified Option generally will not recognize any taxable income upon the grant of the Non-Qualified Option. In general, upon exercise of a Non-Qualified Option, an individual will be treated as having received ordinary income in an amount equal to the excess of (i) the fair market value of the Shares acquired pursuant to the exercise, determined at the time of exercise, over (ii) the exercise price for those Shares.

         An individual who receives a Right generally will not recognize any taxable income upon the grant of the Right. Generally, upon the receipt of cash or the transfer of Shares pursuant to the exercise of a Right, an individual will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the Shares received. In certain cases, a Right may be deemed for federal income tax purposes to have been exercised prior to actual exercise.

         As a result of Section 16(b) of the Exchange Act, the timing of income recognition for a holder upon exercise of a Non-Qualified Option or Right may be deferred in the case of any optionee who is our officer or director or a beneficial owner of more than ten percent (10%) of any class of our equity securities following the exercise of a Non-Qualified Option or Right. Absent a properly filed election pursuant to Section 83(b) of the Code (a "Section 83(b) election"), recognition of income by the individual will be deferred (the "Deferral Period") until the expiration of the period, if any, during which that individual would be subject to suit under Section 16(b) with respect to the sale of the Shares acquired upon the exercise, in which case the individual's income will equal the excess of the fair market value of the Shares at that time over the exercise price. A holder's tax basis in any Shares received upon the exercise of an Option or Right will equal the amount of ordinary income included by the holder plus any amounts paid by the holder for the Shares. The holder's holding period will begin on the day the Option or Right is exercised.

         The ordinary income recognized in the case of an employee (as opposed to an independent contractor or consultant) as a result of the exercise of a Non-Qualified Option or Right under the Amended Plan will be subject to both wage withholding and employment taxes. Among the methods provided in the Amended Plan to enable us (or our parent or subsidiary) to satisfy our withholding tax obligation, we may permit the employee to (i) direct us (or our parent or subsidiary) to satisfy all or a portion of the withholding obligation through the withholding of Shares from those that would otherwise be issuable to the individual, or (ii) tender to us (or our parent or subsidiary) other shares of our common stock owned by the individual, valued at their fair market value as of the date that the tax withholding obligation arises, with which to satisfy the withholding obligation. A deduction for federal income tax purposes will be allowed to us (or our parent or subsidiary if the services were provided to that corporation) in an amount equal to the ordinary income included by the individual, provided that this amount constitutes an ordinary and necessary business expense to the respective corporation, and the limitations of Sections 162(m) and 280G of the Code do not apply.

         Special rules apply to an individual who exercises a Non-Qualified Option or Right by delivering other shares of our common stock owned by the individual, including Shares previously acquired pursuant to the exercise of an Incentive Option or a Non-Qualified Option. Additionally, this discussion assumes that (i) the exercise price with respect to a Non-Qualified Option or Right does not represent a substantial discount from the fair market value, as of the date of grant, of the Shares subject to the Option or Right and (ii) that, except for those restrictions arising as a result of Section 16(b) of the Exchange Act, any Shares issued under the Option or Right are unrestricted.

         Restricted Stock.

         Assuming that a grant of Restricted Stock is subject only to those restrictions discussed above, absent a Section 83(b) election, an individual will recognize ordinary income for federal income tax purposes (and we, or our parent or subsidiary, will take any corresponding deduction to which we or they may be entitled) at the end of the Restricted Period for those shares (or, if later, at the end of the Deferral Period) in an amount equal to the fair market value of the Restricted Stock (on that date). Alternatively, an individual may make a Section 83(b) election to recognize ordinary income at the time the Restricted Stock is transferred to the individual pursuant to the grant equal to the fair market value (determined without regard to the transferability and forfeiture restrictions) of the Restricted Stock as of the date of transfer. An individual's tax basis in any Restricted Stock will equal the amount of ordinary income included by that individual pursuant that individual making a Section 83(b) election or, if no election is made, at the end of the Restricted Period. An individual's holding period will begin on the day the individual makes a
Section 83(b) election, or, if no election is made, immediately after the Restricted Period ends.

         The ordinary income recognized by an employee with respect to the receipt of Restricted Stock will be subject to both wage withholding and other employment taxes. Among the methods provided in the Amended Plan to enable us (or our parent or subsidiary) to satisfy our withholding tax obligation, we may permit the employee to tender to us (or our parent or subsidiary) other shares of our common stock owned by the individual, valued at their fair market value as of the date that the tax withholding obligation arises, with which to satisfy the withholding obligation.

         We (or our parent or subsidiary if the services were provided to that corporation) will receive a federal income tax deduction in an amount equal to the ordinary income included by the individual, provided that the amount constitutes an ordinary and necessary business expense and is reasonable, and provided that the limitations of Sections 162(m) and 280G of the Code do not apply.

         The tax treatment of distributions, if any, received by an individual with respect to Restricted Stock prior to expiration of the Restricted Period will vary depending upon several factors including whether a Section 83(b) election is made and the form of the distribution. Depending upon the circumstances, the tax consequences of distributions received with respect to Restricted Stock will vary from being treated as taxable as ordinary income, a return of capital or a tax-free stock dividend. Whether, and when, we (or our parent or subsidiary) are entitled to a deduction with respect to any distributions paid with respect to Restricted Stock will depend upon the required tax treatment of the distribution by the recipient thereof.

         Gift Tax.

         If the Committee permits an individual to transfer a Non-Qualified Option to a member or members of the individual's immediate family or to a trust for the benefit of these persons or other entity owned by these persons, the individual makes the transfer, and the transfer constitutes a completed gift for gift tax purposes (which determination may depend on a variety of factors including whether the Non-Qualified Option or a portion thereof has vested) then that transfer will be subject to federal gift tax except, generally, to the extent protected by the individual's annual exclusion, by his or her lifetime unified credit or by the marital deduction. The amount of the individual's gift is the value of the Non-Qualified Option at the time of the gift. If the transfer of the Non-Qualified Option constitutes a completed gift and the individual retains no interest or power over the Non-Qualified Option after the transfer, the Non-Qualified Option generally will not be included in his or her gross estate for federal income tax purposes. The transfer of the Non-Qualified Option will not cause the transferee to recognize taxable income at the time of the transfer. If the transferee exercises the Non-Qualified Option while the transferor is alive, the transferor will recognize ordinary income as described above as if the transferor had exercised the Non-Qualified Option. If the transferee exercises the Non-Qualified Option after the death of the transferor, it is uncertain whether the transferor's estate or the transferee will recognize ordinary income for federal income tax purposes.

         Change in Control.

         As described above, upon an "Extraordinary Event" affecting our company (as defined in the Amended Plan), all the then outstanding Options and Rights will immediately become exercisable and all Shares of Restricted Stock still subject to restrictions will become free of those restrictions. In general, if the total amount of payments to certain individuals in the nature of compensation that are contingent upon a "change in control" of our company (as defined in Section 280G of the Code) equals or exceeds three times the recipient's "base amount" (which is generally defined to mean the recipient's average annual compensation for the five years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of the payments would be nondeductible by us (or our parent or subsidiary) and the recipient would be subject to a 20% excise tax on that portion of the payments.

         Certain Limitations on Deductibility of Executive Compensation.

         With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an Option or Right or grant of Restricted Stock). One of these exceptions applies to certain performance-based compensation that has, among other things, been approved by stockholders in a separate vote. If we were to form a Committee that satisfies the requirements of
Section 162(m) of the Code and Treasury Regulation 1.162-27(e)(3) to administer the Amended Plan, certain awards of Options and Rights under the Amended Plan may qualify for the performance-based compensation exception to Section 162(m) of the Code.

REGULATION

         The Amended Plan is neither qualified under the provisions of Section 401(a) of the Code, nor subject to any of the provisions of ERISA.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends a vote FOR the proposal to amend our 1999 stock incentive plan to increase by 300,000 shares the number of shares of our common stock available for issuance under the plan. In assessing the recommendation of the Board of Directors, stockholders should consider that each of our directors will continue to receive an automatic grant of options to purchase 1,000 shares of our common stock immediately following each annual meeting of stockholders under the Amended Plan.

                      ANNUAL REPORT AND COMPANY INFORMATION

         A copy of our 2003 Annual Report to stockholders on Form 10-K, as amended, is being furnished to stockholders concurrently herewith. Exhibits to the Annual Report will be furnished to stockholders upon payment of photocopying charges.

                            PROPOSALS BY STOCKHOLDERS

         Proposals that stockholders wish to include in our proxy statement and form of proxy for presentation at our 2005 annual meeting of stockholders must be received by us at 1903 Wright Place, Suite 220, Carlsbad, California 92008, Attention of Corinne A. Maki, Secretary, no later than April 1, 2005.

         Any stockholder proposal must be in accordance with the rules and regulations of the Securities and Exchange Commission. With respect to proposals submitted by a stockholder other than for inclusion in our 2005 proxy statement and related form of proxy, timely notice of any stockholder proposal must be received by us in accordance with our by-laws and our rules and regulations no later than April 1, 2005. Any proxies solicited by the Board of Directors for the 2005 annual meeting may confer discretionary authority to vote on any proposals notice of which is not timely received.

         IT IS IMPORTANT THAT YOUR PROXY BE RETURNED PROMPTLY, WHETHER BY MAIL, BY THE INTERNET OR BY TELEPHONE. THE PROXY MAY BE REVOKED AT ANY TIME BY YOU BEFORE IT IS EXERCISED. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW ANY PROXY (INCLUDING AN INTERNET OR TELEPHONIC PROXY) AND VOTE YOUR OWN SHARES.

                                             By Order of the Board of Directors.

                                             CORINNE A. MAKI
                                             Secretary

                                                                         ANNEX A







                               HOMEFED CORPORATION

                              AMENDED AND RESTATED

                            1999 STOCK INCENTIVE PLAN




                           AMENDED AS OF JULY 14, 2004

                               HOMEFED CORPORATION
                              AMENDED AND RESTATED
                            1999 STOCK INCENTIVE PLAN


I.       Purposes.......................................................................................1

II.      Amount of Stock Subject to the Amended and Restated Plan.......................................1

III.     Administration.................................................................................2

IV.      Eligibility....................................................................................3

V.       Option Price and Payment.......................................................................4

VI.      Terms of Options and Limitations on the Right of Exercise......................................5

VII.     Stock Appreciation Rights......................................................................5

VIII.    Termination of Employment......................................................................6

IX.      Exercise of Options............................................................................8

X.       Stock Option Grants to Director Participants...................................................8

XI.      Director Participant's Exercise of Options.....................................................8

XII.     Director Participant's Termination.............................................................9

XIII.    Director Participant's Eligibility for Other Grants............................................9

XIV.     Termination of Service to the Company of an Affiliated Participant.............................9

XV.      Restricted Stock..............................................................................11

XVI.     Use of Proceeds...............................................................................11

XVII.    Non-Transferability of Options and Stock Appreciation Rights..................................11

XVIII.   Adjustment Provisions; Effect of Certain Transactions.........................................12

XIX.     Right to Terminate Employment.................................................................13

XX.      Purchase for Investment.......................................................................13

XXI.     Issuance of Stock Certificates; Legends; Payment of Expenses..................................14

XXII.    Withholding Taxes.............................................................................14

XXIII.   Listing of Shares and Related Matters.........................................................15

XXIV.    Foreign Laws..................................................................................15

XXV.     Amendment of the Amended and Restated Plan....................................................15

XXVI.    Duration; Termination or Suspension of the Amended and Restated Plan..........................16

XXVII.   Savings Provision.............................................................................16

XXVIII.  Governing Law.................................................................................16

XXIX.    Partial Invalidity............................................................................16

XXX.     Amendment Effective Date......................................................................16


                                                                         ANNEX A


                               HOMEFED CORPORATION


                 AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN

I.       PURPOSES

HomeFed Corporation (the "Company") desires to afford its directors and certain of its officers, key employees and certain officers and key employees of any subsidiary corporation, parent corporation or affiliated corporation of the Company now existing or hereafter formed or acquired who are responsible for the continued growth of the Company (collectively "Eligible Persons") an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

The 1999 Stock Incentive Plan became effective on October 25, 1999, and was subsequently amended on July 14, 2003 (the "1999 Plan"). This Amended and Restated 1999 Stock Incentive Plan (the "Amended and Restated Plan") is, subject to Article XXX, effective on July 14, 2004 (the "Amendment Effective Date"). Under the Amended and Restated Plan the number of shares of Company Common Stock, par value $.01 per share (the "Shares") available for issuance is 500,000 shares, of which 499,400 shares remain available for issuance on the Amendment Effective Date. The Options, Rights and Restricted Stock offered pursuant to the Amended and Restated Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of such persons. The Company will receive no monetary consideration for the grant of any Options and/or Rights or the issuance of any Restricted Stock.

The Company, by means of the Amended and Restated Plan, seeks to retain the services of persons now holding directorships and key positions and to secure and retain the services of persons capable of filling such positions. In addition, with respect to Restricted Stock granted during 2000 only, the Company rewarded Eligible Persons for their past service to the Company during the period from the Company's Chapter 11 bankruptcy reorganization to the date of grant.

The Options granted under the Amended and Restated Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

II.      AMOUNT OF STOCK SUBJECT TO THE AMENDED AND RESTATED PLAN

The total number of Shares that may be purchased pursuant to the exercise of Options granted under the Amended and Restated Plan, acquired pursuant to the exercise of Rights granted under the Amended and Restated Plan or issued as Restricted Stock under the Amended and Restated Plan shall not exceed, in the aggregate, five hundred thousand (500,000) Shares, such number to be subject to adjustment in accordance with Article XVIII. As of the Amendment Effective Date, 499,400 shares remain available for issuance under the plan. Shares that are the subject of Rights and/or related Options shall be counted only once in determining whether the maximum number of Shares that may be purchased or awarded under the Amended and Restated Plan has been exceeded.

Shares which may be acquired under the Amended and Restated Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options and/or Rights granted under the Amended and Restated Plan expire or terminate without having been exercised or shares of Restricted Stock awarded under the Amended and Restated Plan are forfeited, the Shares covered by such expired or terminated Options or Rights or such forfeited shares of Restricted Stock may again be subject to an Option, Right or share of Restricted Stock under the Amended and Restated Plan.

Except as provided in Articles IV, X through XIII, XXVI, and XXX hereof, the Committee (as defined in Article III) may, from time to time beginning on the Amendment Effective Date, grant to certain officers and key employees and directors of the Company, or certain officers, key employees of any subsidiary corporation, parent corporation or affiliated corporation of the Company now existing or hereafter formed or acquired, Incentive Options, Non-Qualified Options, Rights and/or shares of Restricted Stock under the terms hereinafter set forth.

Provisions of the Amended and Restated Plan that pertain to Options, Rights or Restricted Stock granted to an Eligible Person shall apply to Options, Rights, Restricted Stock or any combination thereof.

As used in the Amended and Restated Plan, the term "parent corporation" and "subsidiary corporation" shall mean a corporation coming within the definition of such terms contained in Sections 424(e) and 424(f) of the Code, respectively. As used in this Plan, the term "affiliated corporation" shall mean any entity providing managerial, administrative, consulting or advisory services to the Company, or any parent corporation or subsidiary corporation of such affiliated corporation.

III.     ADMINISTRATION

The Amended and Restated Plan will be administered by the Board of Directors of the Company or by a committee (the "Committee") appointed by the Board of Directors of the Company from among its members that is comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If the Board of Directors of the Company administers the Amended and Restated Plan rather than a committee of the Board of Directors, then all references to "Committee" in the Amended and Restated Plan shall be deemed to mean a reference to the Board of Directors of the Company.

The Committee is authorized, subject to the provisions of the Amended and Restated Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Amended and Restated Plan and to make such determinations and interpretations and to take such action in connection with the Amended and Restated Plan and any benefits granted hereunder as it deems necessary or advisable. Subject to the express provisions of the Amended and Restated Plan, including, without limitation, Articles X through XIII hereof, the Committee also shall have authority to construe the Amended and Restated Plan and the Options, Rights or Restricted Stock granted thereunder, to amend the Options, Rights or Restricted Stock granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Amended and Restated Plan, to determine the terms and provisions of the Options, Rights and Restricted Stock (none of which need be identical) and to make all other determinations necessary or advisable for administering the Amended and Restated Plan.

The Committee also shall have the authority to require, in its discretion, as a condition of the granting of any such Option or Right, that the employee agree
(a) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of such Option or Right for a period of six (6) months following the date of the acquisition of such Option or Right and (b) that in the event of termination of employment of such employee, other than as a result of dismissal without cause, such employee will not, for a period to be fixed at the time of the grant of the Option or Right, enter into any other employment or participate directly or indirectly in any other business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through employment with the Company or any subsidiary corporation or parent corporation thereof.

All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Amended and Restated Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Amended and Restated Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Amended and Restated Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Amended and Restated Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Amended and Restated Plan, as determined by the Committee.

IV.      ELIGIBILITY

Incentive Options may be granted only to salaried key employees of the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, except as hereinafter provided. Non-Qualified Options, Rights may be granted to officers or key employees of the Company or any subsidiary corporation, parent corporation or affiliated corporation, provided, however, that only those employees of an affiliated corporation who provide or have provided service to the Company and who are responsible for the continued growth of the Company are eligible to receive grants of Options or Rights under the Amended and Restated Plan. Non-Qualified Options may be granted to directors of the Company (including former officers or key employees), solely in their capacity as directors ("Director Participants"), but only pursuant to and in accordance with the provisions of Articles X through XIII hereof. Restricted Stock may be awarded to persons now serving as directors of the Company or employed as officers or key employees of the Company or any subsidiary corporation, parent corporation or affiliated corporation, provided, however, that only those employees of an affiliated corporation who provide or have provided service to the Company and who are responsible for the continued growth of the Company are eligible to receive grants of Restricted Stock under the Amended and Restated Plan.

The Amended and Restated Plan does not create a right in any person to participate in the Amended and Restated Plan, nor does it create a right in any person to have any Options, Rights or Restricted Stock granted to him or her.

The aggregate number of Shares with respect to which Options, Rights or shares of Restricted Stock may be granted under the Amended and Restated Plan to any grantee in any one taxable year is 30,000.

Notwithstanding any other provision of this Amended and Restated Plan, if the grant of an Option or Right would cause any person (whether the grantee or any other person) to become a "5 percent stockholder" of the Company within the meaning of Section 382 of the Code and the regulations promulgated thereunder as a result of the grant of the Option or Right to the grantee, such grant shall only be effective to acquire the number of Shares (or, in the case of a Right, Shares and/or cash) of the Company as could be acquired without causing such person to become a "5 percent stockholder," and if the exercise of an Option or Right would cause any person (whether the grantee or any other person) to become a "5 percent stockholder" of the Company as a result of the exercise of such Option or Right, such exercise shall be effective only for the number of Shares (or, in the case of a Right, Shares and/or cash) that such grantee can acquire without causing such person to become a "5 percent stockholder" and the issuance of any Shares (or, in the case of a Right, any Shares and/or cash) in excess of such amount shall be null and void. Furthermore, notwithstanding any other provision of this Plan, if the grant of (i) Restricted Stock, (ii) the lapse or termination of the Restricted Period and/or (iii) the filing by a grantee of an election under Section 83(b) of the Code with respect to such Restricted Stock (hereinafter (ii) and (iii) are referred to collectively as "vesting") would cause any person (whether the grantee or any other person) to become a "5 percent stockholder" of the Company within the meaning of Section 382 of the Code and the regulations promulgated thereunder as a result of such grant and/or vesting of the Restricted Stock, such grant of Restricted Stock shall only be effective as to the number of shares of the Company as could be acquired without causing such person to become a "5 percent stockholder." Upon the (i) grant or exercise of an Option or Right or (ii) upon the grant or vesting of Restricted Stock, the Committee may, at the Committee's discretion, request that the grantee submit any appropriate certifications or affidavits to satisfy the Committee that such grant, exercise, and/or vesting will not cause any person to become a "5 percent stockholder" of the Company as a result of such grant, exercise, and/or vesting.

V.       OPTION PRICE AND PAYMENT

The price for each Share purchasable under any Option granted hereunder shall be such amount as the Committee may determine; provided, however, that the exercise price of an Incentive Option shall not be less than one hundred percent (100%) of the Fair Market Value (as defined below) of the Shares on the date the Option is granted; provided, further, that in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each Share shall not be less than one hundred ten percent (110%) of the Fair Market Value per Share at the date the Option is granted. In determining the stock ownership of an employee for any purpose under the Amended and Restated Plan, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the employee and believed by it to be true.

Except as set forth in Article XVIII, for purposes of this Amended and Restated Plan and any Options, Rights and/or Restricted Stock awarded hereunder, Fair Market Value shall be the closing price of the Shares on the date of calculation (or on the last preceding trading date if Shares were not traded on such date) if the Shares are readily tradable on a national securities exchange or other market system, and if the Shares are not readily tradable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Shares of the Company.

Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the holder of an Option may, if the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option (a) in whole or in part, by delivering to the Company Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a Fair Market Value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such Shares, the Fair Market Value of the Shares so delivered to be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations, or (b) in part, by delivering to the Company an executed promissory note on such terms and conditions as the Committee shall determine, at the time of grant, in its sole discretion; provided, however, that
(i) the principal amount of such note shall not exceed ninety percent (90%) (or such lesser percentage as would be permitted by applicable margin regulations) of the aggregate purchase price of the Shares then being purchased pursuant to the exercise of such Option and (ii) payment for Shares with a promissory note is permissible under applicable law. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Amended and Restated Plan.

VI.      TERMS OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

Any Option granted hereunder shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; provided, further, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Incentive Option shall not be exercisable after the expiration of five (5) years from the date such Incentive Option is granted. Notwithstanding anything herein to the contrary, Options may not be granted on or after October 25, 2009.

Each Option shall be subject to such additional terms and conditions as may from time to time be prescribed by the Committee (which terms and conditions may be subsequently waived by the Committee), subject to the limitations contained in the Amended and Restated Plan. The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

Except to the extent otherwise provided under the Code, to the extent that the aggregate Fair Market Value of stock for which Incentive Options (under all stock option plans of the Company and of any parent corporation or subsidiary corporation of the Company) are exercisable for the first time by an employee during any calendar year exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (a) the Fair Market Value of stock is determined as of the time the Option is granted and (b) the limitation will be applied by taking into account Options in the order in which they were granted.

In no event shall an Option granted hereunder be exercised for a fraction of a Share.

A person entitled to receive Shares upon the exercise of an Option shall not have the rights of a stockholder with respect to such Shares until the date of issuance of a stock certificate in accordance with applicable law to him for such Shares; provided, however, that until such stock certificate is issued, any holder of an Option using previously acquired Shares in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired Shares.

VII.     STOCK APPRECIATION RIGHTS

At the discretion of the Committee, a Right may be granted (a) alone, (b) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or in the alternative thereto or (c) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto.

The exercise price of a Right granted alone shall be determined by the Committee but shall not be less than one hundred percent (100%) of the Fair Market Value of one Share on the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, shall be exercisable only when the Fair Market Value of the Shares subject to the Right and related Option exceeds the exercise price thereof.

Upon exercise of a Right granted simultaneously with or subsequent to an Option and in the alternative thereto, the number of Shares for which the related Option shall be exercisable shall be reduced by the number of Shares for which the Right shall have been exercised. The number of Shares for which a Right shall be exercisable shall be reduced upon any exercise of a related Option by the number of Shares for which such Option shall have been exercised.

Any Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee.

A Right shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the "Request"), a number of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Shares and cash, as specified in the Request (but subject to the approval of the Committee, in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (a) the excess of the Fair Market Value, on the day of such Request, of one Share over the exercise price per Share specified in such Right or its related Option, multiplied by (b) the number of Shares for which such Right shall be exercised; provided, however, that the Committee, in its discretion, may impose a maximum limitation on the amount of cash, the Fair Market Value of Shares, or a combination thereof, which may be received by a holder upon exercise of a Right.

Any election by a holder of a Right to receive cash in full or partial settlement of such Right, and any exercise of such Right for cash, may be made only by a Request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within thirty (30) days after the receipt by the Company of a Request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request.

If the Committee disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such holder's right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such holder's right to exercise any related Option or Options granted to such holder under the Amended and Restated Plan.

A holder of a Right shall not be entitled to request or receive cash in full or partial payment of such Right during the first six (6) months of its term; provided, however, that such prohibition shall not apply if the holder of such Right is not subject to the reporting requirements of Section 16(a) of the Exchange Act.

For all purposes of this Article VII, the fair market value of Shares shall be determined in accordance with the principles set forth in Article V hereof.

VIII.    TERMINATION OF EMPLOYMENT

Upon termination of employment of any employee with the Company and all subsidiary corporations and parent corporations of the Company, any Option or Right previously granted to the employee, unless otherwise specified by the Committee in the Option or Right, shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

(a) if the employee shall die while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an Option or Right as herein provided, the legal representative of such employee, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the employee, may, not later than one
(1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right; and

(b) if the employment of any employee to whom such Option or Right shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option or Right as herein provided, such employee shall have the right to exercise such Option or Right so granted in respect of any or all of such number of Shares as specified by the Committee in such Option or Right, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause, and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right, as specified therein.

If an employee voluntarily terminates his or her employment, or is discharged for cause, any Option or Right granted hereunder shall, unless otherwise specified by the Committee, forthwith terminate with respect to any unexercised portion thereof.

If an Option or Right granted hereunder shall be exercised by the legal representative of a deceased grantee or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

For the purposes of the Amended and Restated Plan, the term "for cause" shall mean (a) with respect to an employee who is a party to a written employment agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined therein; or (b) in all other cases, as determined by the Committee or the Board of Directors, in its sole discretion, (i) the willful commission by an employee of an act that causes or may cause substantial damage to the Company or a subsidiary corporation or parent corporation of the Company; (ii) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (iii) conviction of the employee for commission of a felony in connection with the performance of his duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company, or (iv) the continuing failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the employee by the Committee.

For the purposes of the Amended and Restated Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an "employee" for purposes of the exercise of an Option or Right, such individual shall not be entitled to exercise such Option or Right during such period and while the employment is treated as continuing intact unless (a) such individual shall have obtained the prior written consent of such corporation, which consent shall be signed by the chairman of the board of directors, the president, a senior vice-president or other duly authorized officer of such corporation or (b) such exercise is otherwise authorized by the Committee.

A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company, (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company, or (iii) the transfer of an employee from employment by the Company or any subsidiary corporation or parent corporation of the Company to employment by any affiliated corporation, provided that such employee continues to provide services to the Company.

In the event of the complete liquidation or dissolution of a subsidiary corporation, or if ownership of 50% or more of such corporation ceases to be held by the Company or another subsidiary corporation, any unexercised Options or Rights theretofore granted to any person employed by such subsidiary corporation will be deemed cancelled unless such person is employed by the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. If an Option or Right is to be cancelled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee holding unexercised Options, and, subject to Article IV, such holder will have the right to exercise such Options or Rights in full (without regard to any limitation set forth or imposed pursuant to Article VI) during the thirty (30) day period following notice of such cancellation.

IX.      EXERCISE OF OPTIONS

Options granted under the Amended and Restated Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and accompanied by payment of the purchase price. Subject to the terms of Articles XX through XXIII hereof, the Company shall cause certificates for the Shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

X.       STOCK OPTION GRANTS TO DIRECTOR PARTICIPANTS

Subject to the terms and conditions of Articles X through XIII hereof, commencing with the Annual Meeting of Stockholders of the Company held in 2000, each Director Participant shall automatically be granted a grant of Non-Qualified Option to purchase 1,000 Shares on the date on which the annual meeting of the Company's stockholders (including any adjournments thereof) is held in each year. The purchase price of the Shares covered by the Non-Qualified Options granted pursuant to this Article X shall be the Fair Market Value of such Shares on the date of grant.

XI.      DIRECTOR PARTICIPANT'S EXERCISE OF OPTIONS

A Non-Qualified Option granted to any Director Participant of the Company shall not be exercisable for the twelve-month period immediately following the grant of such Non-Qualified Option. Thereafter, the Non-Qualified Option shall be exercisable for the period ending five years from the date of grant of such Non-Qualified Option, except to the extent such exercise is further limited or restricted pursuant to the provisions hereof.

If, in any year of the Non-Qualified Option, such Non-Qualified Option shall not be exercised for the total number of Shares available for purchase during that year, the Non-Qualified Option shall not thereby terminate as to such unexercised portion, but shall be cumulative. As used herein, the term "year of the Non-Qualified Option" shall mean a one (1) year period commencing with the date of, or the anniversary of the date of, the granting of such Non-Qualified Option.

XII.     DIRECTOR PARTICIPANT'S TERMINATION

If a Director Participant's service as a director of the Company is terminated, any Non-Qualified Option previously granted to such Director Participant shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

(a) if a Director Participant holding an outstanding Non-Qualified Option dies, such Non-Qualified Option shall, to the extent not theretofore exercised, remain exercisable for one (1) year after such Director Participant's death, by such Director Participant's legatee, distributee, guardian or legal or personal representative; and

(b) if the service of a Director Participant to whom such Non-Qualified Option shall have been granted shall terminate by reason of (i) such Director Participant's disability (as described in Section 22(e)(3) of the Code), (ii) voluntary retirement from service as a director of the Company, or (iii) failure of the Company to retain or nominate for re-election such Director Participant who is otherwise eligible, unless due to any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company, while such Director Participant is entitled to exercise such Non-Qualified Option as herein provided, such Director Participant shall have the right to exercise such Non-Qualified Option so granted in respect of any or all of such number of Shares subject to such Non-Qualified Option at any time up to and including (X) three (3) months after the date of such termination of service in the case of termination by reason of voluntary retirement or failure of the Company to retain or nominate for re-election such Director Participant who is otherwise eligible, unless due to any act of (1) fraud or intentional misrepresentation, or (2) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company, and (Y) one (1) year after the date of termination of service in the case of termination by reason of disability; and

(c) if the Director Participant shall die during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) above and at a time when such Director Participant was entitled to exercise a Non-Qualified Option as herein provided, the legal representative of such Director Participant, or such person who acquired such Non-Qualified Option by bequest or inheritance or by reason of the death of the Director Participant may, not later than one (1) year from the date of death, exercise such Non-Qualified Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares subject to such Non-Qualified Option.

In no event, however, shall a Director Participant be entitled to exercise any Option after the expiration of the period of exercisability of such Option, as specified therein.

XIII.     DIRECTOR PARTICIPANT'S ELIGIBILITY FOR OTHER GRANTS

Any Director Participant eligible to receive an Option pursuant to Article X hereof shall also be eligible to receive any other grant or award under any other Article of this Plan.

XIV. TERMINATION OF SERVICE TO THE COMPANY OF AN AFFILIATED PARTICIPANT

If an Affiliated Participant's service to the Company is terminated, any Non-Qualified Option and/or Right previously granted to such Affiliated Participant, unless otherwise specified by the Committee, shall to the extent not theretofore exercised, terminate and become null and void; provided, however that:

(a) if the Affiliated Participant shall die while in the service of the Company, any parent corporation, subsidiary corporation or affiliated corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such Affiliated Participant was entitled to exercise an Option or Right as herein provided, the legal representative of such Affiliated Participant, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the Affiliated Participant, may, not later than one (1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right; and

(b) if the service of any Affiliated Participant to whom such Option or Right shall have been granted shall terminate by reason of the Affiliated Participant's retirement (at such age or upon such conditions as shall be specified by his or her Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such Affiliated Participant is entitled to exercise such Option or Right as herein provided, such Affiliated Participant shall have the right to exercise such Option or Right so granted in respect of any or all of such number of Shares as specified by the Committee in such Option or Right, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause, and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right, as specified therein.

If an Affiliated Participant voluntarily terminates his or her service to the Company and all parent corporations, subsidiary corporations and affiliated corporations or such service is terminated for cause, any Option or Right granted hereunder shall, unless otherwise specified by the Committee, forthwith terminate with respect to any unexercised portion thereof.

If an Option or Right granted hereunder shall be exercised by the legal representative of a deceased grantee or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of the death of any Affiliated Participant or former Affiliated Participant, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

For the purposes of the Amended and Restated Plan, the term "for cause" shall mean (a) with respect to an employee who is a party to a written employment agreement with, or, alternatively, participates in a compensation or benefit plan of an affiliated corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by such an affiliated corporation of the Company, "for cause" or "cause" as defined therein; or (b) in all other cases, as determined by the Committee or the Board of Directors, in its sole discretion, (i) the willful commission by an Affiliated Participant of an act that causes or may cause substantial damage to the Company or a subsidiary corporation, parent corporation or affiliated corporation of the Company; (ii) the commission by an Affiliated Participant of an act of fraud in the performance of such Affiliated Participant's duties on behalf of the Company or a subsidiary corporation, parent corporation or affiliated corporation of the Company; (iii) conviction of the Affiliated Participant for commission of a felony in connection with the performance of his duties on behalf of the Company or a subsidiary corporation, parent corporation or affiliated corporation of the Company, or (iv) the continuing failure of an Affiliated Participant to perform the duties of such Affiliated Participant to the Company or a subsidiary corporation, parent corporation or affiliated corporation of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the Affiliated Participant by the Committee.

For purposes of the Amended and Restated Plan, an "Affiliated Participant" is a grantee who is neither an "employee" of the Company or any subsidiary corporation or parent corporation of the Company for purposes of the Amended and Restated Plan nor a director of the Company.

A termination of services shall not be deemed to have occurred by reason of the transfer of an Affiliated Person from employment by an affiliated company to employment by the Company or any subsidiary or parent corporation of the Company.

XV.      RESTRICTED STOCK

Subject to the express provisions of the Amended and Restated Plan, the Committee shall determine to whom Restricted Stock shall be granted, the number of Shares subject to each grant of Restricted Stock and the date of any grant of Restricted Stock.

Shares of Restricted Stock shall be forfeited and revert to the Company upon the grantee's termination of service to the Company determined in accordance with the provisions of Articles VIII, XII, and XIV of the Amended and Restated Plan for any reason other than death or permanent disability, according to the following schedule:

                 Termination Prior To                     Percentage Forfeited
                 --------------------                     --------------------
           First anniversary of award date                       100%
           Second anniversary of award date                       50%
           Third anniversary of award date                        25%

Shares of Restricted Stock shall not be forfeited as a result of the grantee's death or his or her termination of service to the Company by reason of permanent disability, as determined by the Committee. The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. The Committee shall have the authority to waive forfeiture for any other reason in its discretion.

The period during which any Restricted Stock is subject to forfeiture is the "Restricted Period" with respect to such shares of Restricted Stock. During the Restricted Period, the grantee shall not be permitted to sell, transfer, pledge or assign the shares of Restricted Stock. Stock certificates for Restricted Stock shall be issued upon grant of the Restricted Stock and registered in the name of the grantee, but shall be appropriately legended and returned to the Company by the grantee, together with a stock power, endorsed in blank by the grantee. The grantee shall be entitled to vote shares of Restricted Stock and shall be entitled to all dividends paid thereon, except that dividends paid in the Company's stock shall also be subject to the same restrictions.

Restricted Stock shall become free of the foregoing restrictions upon the expiration of the Restricted Period (or otherwise in accordance with the terms of the Amended and Restated Plan) and the Company shall deliver new certificates with the restrictive legend deleted evidencing such stock.

Restricted Stock will also be subject to such other restrictions as the Committee shall determine at the time of the grant.

XVI.     USE OF PROCEEDS

The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

XVII.    NON-TRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

Neither an Option nor a Right granted hereunder shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option or Right granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder. Except to the extent provided above, Options and Rights may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Notwithstanding the foregoing, at the discretion of the Committee, an award of an Option (other than an Incentive Option) and/or a Right may permit the transferability of such Option and/or Right by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Option and/or Right.

XVIII. ADJUSTMENT PROVISIONS; EFFECT OF CERTAIN TRANSACTIONS

(a) If there shall be any change in the Shares of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to stockholders of the Company (other than normal cash dividends), in order to prevent dilution or enlargement of participants' rights under the Amended and Restated Plan, the Committee shall adjust, in an equitable manner, the number and kind of shares that may be issued under the Amended and Restated Plan, the number and kind of shares subject to outstanding Options and Rights, the consideration to be received upon exercise of Options or in respect of Rights, the exercise price applicable to outstanding Options and Rights, and/or the fair market value of the Shares and other value determinations applicable to outstanding Options and Rights. Appropriate adjustments may also be made by the Committee in the terms of any Options and Rights under the Amended and Restated Plan to reflect such changes or distributions and to modify any other terms of outstanding Options and Rights on an equitable basis. In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Options and Rights in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

(b) Subject to the provisions of Article IV, but notwithstanding any other provision of this Plan, if there is an Extraordinary Event with respect to the Company, all then outstanding Options and Rights that have not vested or become exercisable at the time of such Extraordinary Event shall immediately vest and become exercisable and all restrictions on outstanding Restricted Stock shall immediately terminate. For purposes of this Article XVIII(b), an "Extraordinary Event" with respect to the Company shall be deemed to have occurred upon any of the following events:

           (i) A change in control of the direction and administration of the Company's business of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A (or any successor rule or regulation) of Regulation 14A promulgated under the Exchange Act whether or not the Company is then subject to such reporting requirement; or

           (ii) The Company's Board of Directors shall approve a sale of all or substantially all of the assets of the Company, a partial liquidation of the Company under Section 302(b)(4) of the Code or other extraordinary corporate contraction or distribution or other extraordinary transaction that is determined by the Board of Directors to be appropriate and in the best interests of the Company and which by its terms precludes the existence of Company securities convertible into Shares; or

           (iii) The Company's Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in Article XVIII(b)(i) or (ii) above.

Notwithstanding the foregoing, (A) any spin-off of a division or subsidiary of the Company to its stockholders and (B) any event listed in (i) through (iii) above that the Board of Directors determines not to be an Extraordinary Event with respect to the Company, shall not constitute an Extraordinary Event with respect to the Company.

The Committee, in its discretion, may determine that, upon the occurrence of an Extraordinary Event with respect to the Company, each Option and Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and, subject to the provisions of Article IV, such holder shall receive with respect to each Share that is subject to an Option or a Right (assuming no exercise) an amount equal to the excess of the "fair market value" of such Share over the exercise price per share of such Option or Right (as the case may be); such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction, if any) or in a combination thereof, as the Committee, in its discretion, shall determine. For purposes of this provision, the "fair market value" of the Shares shall be determined by the Board of Directors in good faith and shall be not less than the Fair Market Value determined in accordance with Article V as of the date of the occurrence of the Extraordinary Event. The provisions contained in the preceding sentence shall be inapplicable to an Option or Right granted within six (6) months before the occurrence of an Extraordinary Event if the holder of such Option or Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.

XIX.     RIGHT TO TERMINATE EMPLOYMENT

The Amended and Restated Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation or affiliated corporation thereof to continue the employment or directorship of any holder of an Option, Right or Restricted Stock and it shall not impose any obligation on the part of any holder of an Option, Right or Restricted Stock to remain in the employ of the Company or of any subsidiary corporation or parent corporation or affiliated corporation thereof. Termination of service of a Director Participant shall be governed by the provisions of Article XII hereof and termination of service of an Affiliated Participant shall be governed by the provisions of Article XIV hereof.

XX.      PURCHASE FOR INVESTMENT

Except as hereinafter provided, the Committee may require the holder of any Option, Right or Restricted Stock granted hereunder, as a condition of exercise of such Option or Right or grant of Restricted Stock, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which such holder represents and warrants that such holder is acquiring the shares of Restricted Stock or purchasing or acquiring the Shares pursuant to any Option or Right for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent resale or distribution of any Shares acquired under the Amended and Restated Plan shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (x) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (y) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

Nothing herein shall be construed as requiring the Company to register Shares subject to any Option, Right or Restricted Stock under the Securities Act. In addition, if at any time the Committee shall determine that the listing or qualification of the Shares subject to such Option, Right or Restricted Stock on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an Option or Right, or the issuance of Shares thereunder, such Option or Right may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

XXI.     ISSUANCE OF STOCK CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

Upon any exercise of an Option or Right which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option or Right and shall be delivered to or upon the order of such person. Any shares of Restricted Stock shall be issued in the name of the grantee and shall bear a legend indicating that it is subject to the restrictions contained in the Amended and Restated Plan, in addition to any other legends or instructions that the Committee shall deem appropriate.

The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Amended and Restated Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as the Committee, in its discretion, determines to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Amended and Restated Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (c) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Amended and Restated Plan.

The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares to the grantee, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement.

All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.

XXII.    WITHHOLDING TAXES

All benefits granted pursuant to this Stock Incentive Plan shall be net of any amounts required to be withheld pursuant to any government withholding requirements. The Company may require a holder of a Right or Nonqualified Option granted hereunder who exercises the Right, or a holder of an Incentive Option who disposes of Shares acquired pursuant to the exercise of the Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the Company (or its parent or subsidiary) for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. The Company may require an individual receiving a grant of Restricted Stock to reimburse the Company (or its parent or subsidiary) for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the grant or vesting of such Restricted Stock. In lieu of any of the above, the Company (or its parent or subsidiary) shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation upon such terms and conditions as the Committee shall prescribe. The Company may, in its discretion, hold the stock certificate to which such individual is entitled upon the exercise of an Option or the grant or vesting of Restricted Stock as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company (or its parent or subsidiary) becomes subject to a withholding obligation under applicable law with respect to the exercise of a Right or Non-Qualified Option or the grant or vesting of Restricted Stock (the "Tax Date"), except as set forth below, a holder of a Right, Non-Qualified Option or of Restricted Stock may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (a) directing the Company (or its parent or subsidiary), in the case of a Right or Nonqualified Option, to withhold from Shares issuable in the related exercise either a specified number of Shares or Shares having a specified value (in each case not in excess of the related personal tax liabilities), (b) tendering, in the case of a Right, Nonqualified Option or Restricted Stock,

Shares previously issued pursuant to the exercise of an Option or Right or other Shares owned by the holder or (c) combining, in the case of a Right or Nonqualified Option, any or all of the foregoing options in any fashion. Once made, an Election shall be irrevocable. The withheld Shares and other Shares tendered in payment should be valued at their Fair Market Value on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular Shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate. In addition, the Company shall be authorized to effect any such withholding upon exercise of a Non-Qualified Option or Right by retention of Shares issuable upon such exercise having a Fair Market Value at the date of exercise which is equal to the amount to be withheld; provided, however, that the Company shall not be authorized to effect such withholding without the prior written consent of the employee if such withholding would subject such employee to liability under Section 16(b) of the Exchange Act. The Committee may prescribe such rules as it determines with respect to employees subject to the reporting requirements of Section 16(a) of the Exchange Act to effect such tax withholding in compliance with the Rules established by the Securities and Exchange Commission (the "Commission") under Section 16 of the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange Act.

XXIII.   LISTING OF SHARES AND RELATED MATTERS

The Board of Directors may delay any issuance or delivery of Shares if it determines that listing, registration or qualification of Shares covered by the Amended and Restated Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Amended and Restated Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

XXIV.    FOREIGN LAWS

The Committee may grant Options, Rights and Restricted Stock to individual participants who are subject to the tax laws of nations other than the United States, which Options, Rights and Restricted Stock may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Options, Rights and Restricted Stock by the appropriate foreign governmental entity; provided, however, that no such Options, Rights or Restricted Stock may be granted pursuant to this Article XXIV and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

XXV.     AMENDMENT OF THE AMENDED AND RESTATED PLAN

The Board of Directors may, from time to time, amend the Amended and Restated Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will increase the total number of Shares reserved for Options, Rights and Restricted Stock under the Amended and Restated Plan or the maximum number of Shares with respect to which Options, Rights and/or Restricted Stock may be granted under the Amended and Restated Plan to any one employee in any one taxable year (other than an increase resulting from an adjustment provided for in Article XVIII hereof) or to alter the class of eligible participants in the Amended and Restated Plan. The Committee shall be authorized to amend the Amended and Restated Plan and the Options granted hereunder to permit the Incentive Options granted hereunder to continue to qualify as incentive stock options within the meaning of Section 422 of the Code and the Treasury regulations promulgated thereunder. Except to the extent and in the circumstances expressly permitted under Article XVIII, the rights and obligations under any Option, Right or Restricted Stock granted before amendment of the Amended and Restated Plan or any unexercised portion of such Option, Right or Restricted Stock shall not be adversely affected by amendment of the Amended and Restated Plan or the Option, Right or terms of Restricted Stock without the consent of the holder of such Option, Right or Restricted Stock.

XXVI. DURATION; TERMINATION OR SUSPENSION OF THE AMENDED AND RESTATED PLAN

The Amended and Restated Plan shall continue indefinitely until terminated by the Board of Directors or terminated pursuant to Article XXX. The Board of Directors may at any time suspend or terminate the Amended and Restated Plan. Options, Rights and Restricted Stock may not be granted while the Amended and Restated Plan is suspended or after it is terminated. Rights and obligations under any Option, Right or Restricted Stock granted while the Amended and Restated Plan is in effect shall not be altered or impaired by suspension or termination of the Amended and Restated Plan, except upon the consent of the person to whom the Option, Right or Restricted Stock was granted. The power of the Committee to construe and administer any Options, Rights or Restricted Stock granted prior to the termination or suspension of the Amended and Restated Plan under Article III nevertheless shall continue after such termination or during such suspension.

XXVII.   SAVINGS PROVISION

With respect to persons subject to Section 16 of the Exchange Act, transactions under the Amended and Restated Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Amended and Restated Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

XXVIII.   GOVERNING LAW

The Amended and Restated Plan, such Options, Rights and Restricted Stock as may be granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

XXIX.    PARTIAL INVALIDITY

The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XXX.     AMENDMENT EFFECTIVE DATE

The Amended and Restated Plan shall become effective at 9:00 A.M., New York City time, on the Amendment Effective Date; provided, however, if the Amended and Restated Plan has not been approved by a vote of stockholders of the Company at an annual meeting or any special meeting within 12 months after the Amendment Effective Date, the Amended and Restated Plan shall terminate and the plan as in effect prior to the Amendment Effective Date shall be in effect and any Options, Restricted Stock or Rights granted under the Amended and Restated Plan shall terminate, but only to the extent that such Options, Restricted Stock or Rights could not have been granted under the plan prior to the Amendment Effective Date.

                                                                         ANNEX B

                               HOMEFED CORPORATION

                             AUDIT COMMITTEE CHARTER

This Charter is intended as a component of the flexible framework within which the Board of Directors of the Company (the "Board"), assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Company's Certificate of Incorporation and Bylaws, it is not intended to establish by its own force any legally binding obligations.

PURPOSE

The primary purpose of the Audit Committee (the "Committee") is to assist the Board in overseeing (i) the conduct and integrity of financial reports and other financial information provided by the Company to governmental or regulatory bodies, the public or other users, (ii) the Company's systems of internal accounting and financial and disclosure controls, (iii) compensation of the Company's independent auditor, its independence, its conduct of the annual audit and its engagement for any other services, and (v) the preparation of the audit committee report required by SEC rules to be included in the Company's annual proxy statement.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention or deemed appropriate by it. The Committee shall have full access to all books, records, facilities and personnel of the Company and shall have the power to retain outside counsel, independent auditors and other experts and advisers. The Board and the Committee are in place to represent the Company's stockholders; accordingly, the independent auditor is ultimately accountable to the Board and the Committee.

The Committee's job is one of oversight. The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee recognizes that financial management and the independent auditors have more time, knowledge and detailed information regarding the Company than do Committee members. Accordingly, in carrying out its oversight responsibilities, the Committee will not provide any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work.

The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP

The Committee shall be comprised of not less than two members of the Board.

KEY RESPONSIBILITIES

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may perform any other duties deemed necessary or appropriate by the Committee or the Board or as are imposed by law, accounting standards or similar requirements.

           o The Committee shall review and discuss with management and the independent auditor the Company's financial statements, including, prior to public release, annual audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of Form 10-K), and interim financial statements to be included in the Company's quarterly reports, to be filed with the Securities and Exchange Commission (the "SEC") (including (a) any certification regarding the financial statements or the Company's internal accounting and financial controls and procedures and disclosure controls or procedures filed with SEC by the Company's senior executive and financial officers; and (b) the matters required to be discussed with the independent auditor by Statement of Auditing Standards ("SAS") No. 61, as such statement may be amended from time to time, including, without limitation, the amendments contained in SAS No. 90, and by SAS 100).

           o The Committee shall review and discuss with management and the independent auditor (i) all critical accounting policies and practices used by the Company; (ii) any material alternative accounting treatments of financial information within GAAP that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm; and (iii) material written communications between the independent auditor and the management, such as any management letter or schedule of unadjusted differences.

           o The Committee shall prepare a report to be included in the Company's annual proxy statement stating whether or not the Committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditor the matters required to be discussed by SAS No. 61 and 90; (iii) has received the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1, as may be modified and supplemented, and has discussed with it its independence; and (iv) based on the review and discussions referred to above, the members of the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for filing with the SEC.

           o The Committee shall discuss with management and the independent auditor significant issues regarding accounting principles and policies, as well as the quality and adequacy of the Company's internal controls.

           o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the independent auditor.

           o The Committee shall:

           o approve the fees to be paid to the independent auditor;

           o review and pre-approve any audit and permitted non-audit services (including the fees and terms thereof) provided by the Company's independent auditor (with pre-approvals disclosed as required in the Company's periodic public filings);

           o request from the independent auditor annually, and review, a formal written statement delineating all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard Number 1 (as modified or supplemented);

           o discuss with the independent auditor any such disclosed relationships and their impact on the independent auditor's independence, and recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence; and

           o evaluate, and assure the regular rotation of, the lead audit partner of the independent auditor as required by law.

                                      PROXY

                               HOMEFED CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR ANNUAL MEETING OF STOCKHOLDERS, AUGUST 24, 2004 AT 1:30 P.M.

     The undersigned stockholder of HomeFed Corporation (the "Company") hereby appoints Paul J. Borden, Erin Ruhe and Corinne A. Maki and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of HomeFed Corporation to be held at Grand Pacific Palisades Resort and Hotel, 5805 Armada Drive, Carlsbad, California 92008, the Terrace Room on August 24, 2004 at 1:30 p.m., and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

     Receipt of the Notice of Annual Meeting of Stockholders dated July 30, 2004, the Proxy Statement furnished herewith, and a copy of the Annual Report to Stockholders for the year ended December 31, 2003 is hereby acknowledged.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND PURSUANT TO ITEM 4.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                               HOMEFED CORPORATION

                                 AUGUST 24, 2004



                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


  |   Please detach along perforated line and mail in the envelope provided. |
  |                                                                          |
 \|/                                                                        \|/

--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW
               AND "FOR" PROPOSALS 2 AND 3 AND PURSUANT TO ITEM 4.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

----------------------------- ---------------------- ------ --------------------------------------------- ------ ---------- --------
                                                                                                           FOR    AGAINST   ABSTAIN
----------------------------- ----------------------------- --------------------------------------------- ------ ---------- --------
ITEM 1.  Election of Directors                              ITEM 2.  Ratification of the selection of
                                                               PricewaterhouseCoopers LLP as independent    [ ]     [ ]       [ ]
                              NOMINEES:                        auditors of the Company for 2004.
[ ]    FOR ALL NOMINEES       ( ) PATRICK D. BIENVENUE
                              ( ) PAUL J. BORDEN            ITEM 3.  Amendment to the Company's 1999 stock
       WITHHOLD AUTHORITY     ( ) TIMOTHY M. CONSIDINE         incentive plan to increase the number of
[ ]    FOR ALL NOMINEES       ( ) IAN M. CUMMING               shares of our common stock available for     [ ]     [ ]       [ ]
                              ( ) MICHAEL A. LOBATZ            issuance under the plan by 300,000 shares.
       FOR ALL EXCEPT         ( ) JOSEPH S. STEINBERG
[ ]   (See instructions below)                              ITEM 4.  In their discretion, the Proxies are
                                                               authorized to vote upon such other business
                                                               as may  properly be presented to the Meeting
                                                               or any adjournment of the Meeting.
INSTRUCTION:  To  withhold authority to vote for any
-----------   individual nominee(s), mark "FOR ALL EXCEPT"
              and fill in the circle next to each nominee
              you wish to withhold, as shown here:   O
----------------------------------------------------------- ------------------------------------------------------------------------


---------------------------------------------------- ------ --------------------
To change the address on your account, please check the box at right and indicate your next address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via
this method.                                                                 [ ]
---------------------------------------------------- ------ --------------------

------------------------ ------------------------ ----- -------------- --------------------- ---------------------- ------- --------
Signature of                                      Date:                Signature of                                 Date:
Stockholder                                                            Stockholder
------------------------ ------------------------ ----- -------------- --------------------- ---------------------- ------- --------

----- -----------------------------------------------------------------------------------------------------------------------------
    NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
          If signer is a partnership, please sign in partnership name by authorized person.
----- -----------------------------------------------------------------------------------------------------------------------------


                        ANNUAL MEETING OF STOCKHOLDERS OF

                               HOMEFED CORPORATION

                                 AUGUST 24, 2004

              ---------------------------------------------------
                            PROXY VOTING INSTRUCTIONS
              ---------------------------------------------------


MAIL - Date, sign and mail your proxy card
in the envelope provided as soon as possible.
                                                  ------------------------------ ------------------------------
                                                  COMPANY NUMBER
                                                  ------------------------------ ------------------------------
                                                  ACCOUNT NUMBER
                                                  ------------------------------ ------------------------------
                                                  CONTROL NUMBER
                                                  ------------------------------ ------------------------------
        - OR -

TELEPHONE - Call toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone
telephone and follow the instructions.
Have your proxy card available when you call.

        -OR -

INTERNET - Access "WWW.VOTEPROXY.COM" and follow the on-screen instructions.
Have your proxy card available when
you access the web page.

--------------------------------------------------------------------------------
  You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
--------------------------------------------------------------------------------

    |  Please detach along perforated line and mail in the envelope provided |
    |         IF you are not voting via telephone or the Internet.           |
   \|/                                                                      \|/

--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW
               AND "FOR" PROPOSALS 2 AND 3 AND PURSUANT TO ITEM 4.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
            PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE       [X]
--------------------------------------------------------------------------------

----------------------------- ---------------------- ------ --------------------------------------------- ------ ---------- --------
                                                                                                           FOR    AGAINST   ABSTAIN
----------------------------- ----------------------------- --------------------------------------------- ------ ---------- --------
ITEM 1.  Election of Directors                              ITEM 2.  Ratification of the selection of
                                                               PricewaterhouseCoopers LLP as independent    [ ]     [ ]       [ ]
                              NOMINEES:                        auditors of the Company for 2004.
[ ]    FOR ALL NOMINEES       ( ) PATRICK D. BIENVENUE
                              ( ) PAUL J. BORDEN            ITEM 3.  Amendment to the Company's 1999 stock
       WITHHOLD AUTHORITY     ( ) TIMOTHY M. CONSIDINE         incentive plan to increase the number of
[ ]    FOR ALL NOMINEES       ( ) IAN M. CUMMING               shares of our common stock available for     [ ]     [ ]       [ ]
                              ( ) MICHAEL A. LOBATZ            issuance under the plan by 300,000 shares.
       FOR ALL EXCEPT         ( ) JOSEPH S. STEINBERG
[ ]   (See instructions below)                              ITEM 4.  In their discretion, the Proxies are
                                                               authorized to vote upon such other business
                                                               as may  properly be presented to the Meeting
                                                               or any adjournment of the Meeting.
INSTRUCTION:  To  withhold authority to vote for any
-----------   individual nominee(s), mark "FOR ALL EXCEPT"
              and fill in the circle next to each nominee
              you wish to withhold, as shown here:   O
----------------------------------------------------------- ------------------------------------------------------------------------

--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your next address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via
this  method.                                                               [ ]
---------------------------------------------------- ------ --------------------

------------------------ ------------------------ ----- -------------- --------------------- ---------------------- ------- --------
Signature of                                      Date:                Signature of                                 Date:
Stockholder                                                            Stockholder
------------------------ ------------------------ ----- -------------- --------------------- ---------------------- ------- --------

----- -----------------------------------------------------------------------------------------------------------------------------
     NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
          If signer is a partnership, please sign in partnership name by authorized person.
----- -----------------------------------------------------------------------------------------------------------------------------